As filed with the Securities and Exchange Commission on June 2, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

(Exact name of registrant as specified in charter)

601 Union Street, Suite 2801, Seattle, WA 98101

(Address of principal executive offices) (Zip code)

Melodie B. Zakaluk

601 Union Street, Suite 2801, Seattle, WA 98101

(Name and address of agent for service)

(800) 248-6314

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

RAINIER FUNDS    March 31, 2014

Annual Report

Large Cap Equity Fund

Mid Cap Equity Fund

Small/Mid Cap Equity Fund

Balanced Fund

Intermediate Fixed Income Fund

High Yield Fund

International Discovery Fund

RAINIER FUNDS    March 31, 2014

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

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Letter to Shareholders

Dear Rainier Funds’ Shareholders,

As president and chief executive officer of the Rainier Funds and on behalf of everyone at Rainier Investment Management, LLC, I want to say thank you for your investment in the Rainier Funds and your confidence in our investment approach and philosophy.

This annual report contains audited financial statements for the fiscal year ending March 31, 2014. This report has been audited by Deloitte & Touche LP and is designed to provide you with a detailed accounting for each of our Funds for the 12 months ending March 31, 2014.

Our Investment Year in Review

The 12-month period ending March 31, 2014, provided both strong opportunities and challenges for equity investors. Equities, including large-cap and small-cap domestic and international, posted double-digit returns for the year. The exception was emerging markets.

For fiscal year 2014, investors faced a number of potentially negative events, such as the U.S. government shutdown, tapering of the U.S. Federal Reserve’s (Fed) government bond repurchase plan, concern about rising interest rates and increasing global economic risks. Despite the ongoing nature of these negatives, equity markets made steady, even spectacular, gains. However, their trajectory was somewhat erratic. In early 2013, U.S. equity markets were led by sectors with bond-like characteristics. During the second half of 2013, more economically sensitive, hyper-growth companies led. During first quarter 2014, the markets paused to digest the significant gains made during 2013, and defensive, low-valued stocks led, despite clear signs of an improving economic environment. We believe this trend will shift, and the market will begin to reward companies with above-average growth.

Conditions outside the United States also presented challenges during fiscal year 2014. The slowdown in China and its spillover into emerging markets, continued anemic economic conditions in much of Europe and, during 2014, aggression by Russia resulted in a jittery international investment climate. Despite these conditions, we are particularly pleased with the results from our International Discovery Fund.

The bond markets provided their own challenges during fiscal 2014, but we believe that the environment for fixed-income remains attractive. However, the Fed has begun to reduce its asset purchases, which modifies the picture for investors going forward. Although interest rates have yet to rise, we appear to be looking at the beginning of a transition period, after five years of unprecedented monetary stimulus. While this presents new opportunities for bond investors, it will also bring new challenges for managers. In this environment of increased uncertainty, we remain focused on stability and thoughtful asset selection.

Going forward, we will continue to search for investment opportunities based on fundamental analysis by sector specialists. We thank you for your confidence and your trust in Rainier Funds, and we look forward to continuing to pursue solid investment opportunities on your behalf in the coming years.

Sincerely,

Melodie Zakaluk

President & Chief Executive Officer

Rainier Funds

Past performance does not guarantee further results. Mutual fund investing involves risk; principal loss is possible. Opinions expressed are subject to change, and are not guaranteed, and are not to be considered investment advice.

Quasar Distributors, LLC, Distributor

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Comments from the Investment Adviser

ABOUT THE INVESTMENT ADVISER:

The Investment Adviser to the Funds is Rainier Investment Management, LLC.® (“Rainier”) located in Seattle, Washington. Rainier manages $9.1 billion of discretionary assets.

EQUITY MARKET COMMENTS

Overall, equity markets during the one-year period ending March 31, 2014, were exceptionally strong. The S&P 500 Index posted returns of 21.86%, the Russell 2000® Index returned 24.90% and international developed markets, as measured by the MSCI EAFE Index, returned 17.56%. The exception was emerging markets, which ended the one-year period in negative territory at -1.43%, as measured by the MSCI Emerging Markets Index.

Despite significant gains, U.S. equity markets demonstrated somewhat different characteristics on a quarterly basis. Early 2013 was characterized by gains in sectors with more bond-like characteristics. During the middle of the year, this caution gave way to leadership by more economically sensitive, high-growth companies. However, by first quarter 2014, caution had returned and investors favored defensive, low-beta stocks noted for high dividend yields, such as utilities and real estate investment trusts (REITS). This is unusual in an improving economic environment with rising equity prices. It appears investors continue to favor income and remain skeptical regarding the sustainability of the equities rally. However, we believe this trend will shift as we move into 2014 and investors will begin to favor companies with above-average growth, both classic and cyclical.

While the U.S. recovery is not as robust as one might have hoped, it appears to have longevity, based on a variety of economic data, including job growth, an improving housing market and actions by the U.S. Federal Reserve (Fed). New Fed Chairperson, Janet Yellen, recently affirmed the likelihood of an end to quantitative easing in fall 2014 and a probable increase in the short-term Fed Funds rate on an earlier-than-expected timeline. We believe the Fed would not be leaning in this direction if it believed the economy was about to double back.

Economic conditions are improving outside the United States as well, although there remain several pockets of concern. The recession in Europe has retreated, at least for now. However, China’s economy remains under pressure, and Japan’s aggressive currency devaluation program created uncertainty during the year. In recent months, Russia’s actions in the Ukraine only added to market jitters. We believe the greatest risk to the U.S. equity markets and to the economy, as well as to Europe’s recovery, is the potential for external economic or

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geopolitical shock. For example, the conflict between Russia and the Ukraine could broaden and ultimately disrupt both Russian and major European economies, which could impact the nascent U.S. emerging business cycle.

Despite these risks, we are positively inclined toward stocks for the balance of 2014. The combination of a gradual, elongated U.S. economic recovery and very low interest rates suggests conditions permitting a relatively high market valuation, something we have not yet seen. While we continue to emphasize companies that can grow in both prosperous and challenging economic times, we have also selectively shifted some capital into companies that have catalysts or competitive advantages in cyclical areas and are experiencing significant growth, notably in the industrial, energy and banking industries.

FIXED INCOME COMMENTS

For the year ending March 31, 2014, investors faced several significant challenges within the bond markets. The watch points included actions by the Fed regarding changes to its accommodative monetary policy, a change in Fed leadership (Ben Bernanke replaced by Janet Yellen as chairperson), slowly improving U.S. economic data and mixed messages, both economic and political, outside the United States.

Bond markets have been focused on the Fed’s actions for the entire year. However, during March, Fed comments regarding the pace of tapering of the purchase of U.S. Treasury and mortgage-backed securities, as well as the timing of an eventual increase in the Federal Funds rate, caused some market turmoil. Based on her comments, Fed Chairperson, Janet Yellen, appeared to have moved forward the timeframe for an interest-rate hike to first quarter 2015, which was six months sooner than anticipated. The resulting quick spike in interest rates highlighted the potential for additional bond-market volatility as the Fed transitions away from specific targets and toward forward guidance in communicating its thoughts to the market.

During the fiscal year, investors, given the low current interest rate environment, continued to be attracted to corporate bonds and their higher yields. The low interest rates and easy access to capital that companies now enjoy given the high demand for corporate bonds has made it attractive for companies to enact more aggressive capital strategies,

See page 78 for index descriptions.

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Comments from the Investment Adviser

including share buybacks, increasing dividends and debt-funded acquisitions. However, companies continue to remain disciplined when making capital allocation decisions, and they remain mindful of keeping healthy balance sheets and retaining investment-grade ratings.

Given this backdrop, despite some heightened market volatility, but with a slow but steady recovery encouraging the Fed to continue its current plan of accommodative monetary policies, we believe the environment for the U.S. fixed income market remains positive.

Beta—A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

See page 78 for index descriptions.

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FUND INVESTMENT RETURNS

Large Cap Equity Fund

COMMENTARY:

Despite strong gains, the Rainier Large Cap Equity Fund modestly lagged its benchmark, the S&P 500 Index, for the one-year period ending March 31, 2014. During the period, the Class I gained 20.42% against the benchmark gain of 21.86%. The consumer discretionary, health care and energy sectors were the main contributors to returns from a sector perspective. The main stock contributor was Actavis Plc (health care). The stock returned 121.53% for the Fund for the year, far outdistancing the other top-ten stock contributors to the Fund. During first quarter 2014, the stock was sold, after reaching its price target, due to increased downside risk. The two largest detractors to Fund returns during the year were information technology sector holdings, specifically Citrix Systems Inc., which posted a loss of 25.02%, and Teradata Corp., which lost 27.28%.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2014

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Large Cap Equity - Institutional Shares+	20.42%	10.60%	17.47%	6.86%	9.80%
Large Cap Equity - Original Shares	20.09	10.31	17.16	6.58	9.52
S&P 500 Index	21.86	14.66	21.16	7.42	9.56
Russell 1000 Growth Index	23.22	14.62	21.68	7.86	8.90
Consumer Price Index	0.96	1.69	2.01	2.29	2.37

Inception date 5/10/94

The Gross and Net Expense Ratios for Institutional Shares are 0.90% and 0.83%, respectively, and Original Shares are 1.19% and 1.12%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/14.

*Average annualized returns.

+Institutional Shares commenced operations on 5/2/02. Performance for periods prior to 5/2/02 is based on the performance of the Original Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 78 for index descriptions.

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FUND INVESTMENT RETURNS

Mid Cap Equity Fund

COMMENTARY:

The Rainier Mid Cap Equity Fund posted strong returns for the one-year period ending March 31, 2014, with Class I returning 20.57%. However, the Fund lagged its benchmark, the Russell Midcap® Index, which returned 23.51% for the period. Among the top-ten performing stocks in the Fund, health care holdings dominated. Four out of the Fund’s top-ten holdings were health care stocks and returns for those shares exceeded 100% for three out of the four holdings. Within the sector, on an absolute-return basis, Illumina, Inc. posted the highest return for the Fund, at 174.55%, followed by Actavis Plc, at 119.92%, and Salix Pharmaceuticals, Inc., at 101.68%. Given its 1.19% average weight within the Fund, NXP Semiconductors (information technology) also contributed meaningfully to returns. The Fund’s top individual stock detractor was ARIAD Pharmaceuticals, Inc., which posted a loss of 76.75%, despite the general strength of the sector. Going forward, we believe a balance of classic growth and cyclical growth will provide significant investment opportunities. The portfolio is focused on these high-growth opportunities in companies where relative valuations appear compelling.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2014

	1 Year	3 Years*	5 Years*	Since Inception*
Mid Cap Equity - Institutional Shares	20.57%	10.62%	21.38%	9.08%
Mid Cap Equity - Original Shares	20.21	10.32	21.07	8.80
Russell Midcap Index	23.51	14.39	25.55	8.87
Russell Midcap Growth Index	24.22	13.52	24.73	8.74
Consumer Price Index	0.96	1.69	2.01	2.12

Inception date 12/27/05

The Gross Expense Ratio for Institutional Shares is 1.10% and for Original Shares is 1.34%, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 78 for index descriptions.

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FUND INVESTMENT RETURNS

Small/Mid Cap Equity Fund

COMMENTARY:

Despite posting solid returns for the one-year period ending March 31, 2014, the Rainier Small/Mid Cap Equity Fund underperformed its benchmark, the Russell 2500™ Index, with Class I returning 21.92% compared to 24.01% for the benchmark. Four out of the Fund’s top-ten holdings were health care stocks, and returns for those shares exceeded 100% for three out of the four holdings. Within the sector, on an absolute-return basis, Illumina, Inc. posted the highest return for the Fund, at 169.77%, followed by Actavis Plc, at 116.52% and Incyte Corp., at 125.47%. NXP Semiconductors (information technology) also contributed meaningfully to returns. Given its weighting within the Fund, the financial services sector also provided strong results for the Fund. The top individual stock detractor was ARIAD Pharmaceuticals, Inc., which posted a loss of 76.86% for the Fund for the period. Going forward, we believe a balance of classic growth and cyclical growth will provide significant investment opportunities. The portfolio is focused on these high-growth opportunities in companies where relative valuations appear compelling.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2014

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Small/Mid Cap Equity - Institutional Shares+	21.92%	11.70%	21.73%	8.92%	11.89%
Small/Mid Cap Equity - Original Shares	21.55	11.39	21.42	8.64	11.61
Russell 2500 Index	24.01	13.95	25.33	9.43	11.15
Russell 2500 Growth Index	26.66	13.93	25.82	9.64	9.34
Consumer Price Index	0.96	1.69	2.01	2.29	2.37

Inception date 5/10/94

The Gross Expense Ratio for Institutional Shares is 0.99% and for Original Shares is 1.32%, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

+Institutional Shares commenced operations on 5/2/02. Performance for periods prior to 5/2/02 is based on the performance of the Original Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 78 for index descriptions.

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FUND INVESTMENT RETURNS

Balanced Fund

COMMENTARY:

The target asset mix for this Fund is 60% stocks, 35% bonds and 5% cash equivalents.

Within the equity portion of the Fund, the consumer discretionary, health care and energy sectors were the main contributors to returns from a sector perspective. The main stock contributor was Actavis Plc (health care). The stock returned 121.18% for the Fund for the year, far outdistancing the other top-ten stock contributors to the Fund. During first quarter 2014, the stock was sold, after reaching its price target, due to increased downside risk. The two largest equity-side detractors to the Fund during the fiscal year were information technology sector holdings, specifically Citrix Systems Inc., which posted a loss of 25.13%, and Teradata Corp., which lost 27.89%.

Given that much of the U.S. economic recovery is still tied to an extremely low interest-rate environment and volatility could increase as the U.S. Federal Reserve (Fed) transitions to a qualitative policy of managing expectations, we anticipate that monetary policy will remain accommodative and the Fed will provide sufficient liquidity to the U.S. economy. As a result, we believe the continuation of low interest rates and slow growth should provide a positive environment for fixed income.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2014

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Balanced - Institutional Shares+	12.03%	7.76%	12.68%	5.73%	8.12%
Balanced - Original Shares	11.66	7.45	12.37	5.46	7.85
Balanced Index	12.71	9.95	14.13	6.18	8.14
S&P 500 Index	21.86	14.66	21.16	7.42	9.56
Barclays Capital U.S. Intermediate Gov/Credit Bond Index	-0.13	3.13	4.18	3.94	5.62
Consumer Price Index	0.96	1.69	2.01	2.29	2.37

Inception date 5/10/94

The Gross and Net Expense Ratios for Institutional Shares are 0.96% and 0.94%, respectively, and Original Shares are 1.32% and 1.19%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/14.

*Average annualized returns.

+Institutional Shares commenced operations on 5/2/02. Performance for periods prior to 5/2/02 is based on the performance of the Original Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 78 for index descriptions.

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FUND INVESTMENT RETURNS

Intermediate Fixed Income Fund

COMMENTARY:

The Rainier Intermediate Fixed Income Fund posted a gain of 0.08% for the one-year period ending March 31, 2014. Given the current low interest rate environment, investors generally continued to be attracted to corporate bonds and their higher yields. Given that much of the U.S. economic recovery is still tied to an extremely low interest rate environment and volatility could increase as the Fed transitions to a qualitative policy of managing expectations, it is anticipated that monetary policy will remain accommodative and the Fed will provide sufficient liquidity to the U.S. economy. As a result, we believe the continuation of relatively low interest rates and slow growth should provide a positive environment for fixed income. That environment is expected to favor corporate bonds that provide additional returns above Treasuries and benefit from potentially tighter spreads as the economy improves.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2014

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Intermediate Fixed Income	0.08%	3.19%	4.76%	3.83%	5.23%
Barclays Capital U.S. Intermediate Gov/Credit Bond Index	-0.13	3.13	4.18	3.94	5.62
Citigroup 3-month Treasury Bill Index	0.05	0.06	0.09	1.56	2.89
Consumer Price Index	0.96	1.69	2.01	2.29	2.37

Inception date 5/10/94

The Gross and Net Expense Ratios are 0.74% and 0.55%, respectively, which are the amounts stated in the current prospectuses as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/14.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 78 for index descriptions.

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FUND INVESTMENT RETURNS

High Yield Fund

COMMENTARY:

The Rainier High Yield Fund posted solid gains for the one-year period ending March 31, 2014, with Class I returning 7.16%. The low interest-rate environment coupled with the increasing demand for income continued to strengthen the high yield market during the period. However, performance volatility for the CCC rated segment of the market heightened and valuations relative to BB and B rated issuers were near historic highs by year end. During the year, the U.S. Federal Reserve (Fed) initiated the reduction in its asset purchase program, which modified the investment picture for investors going forward. Although interest rates remained low through the end of the fiscal year, this likely marks the beginning of a transition period, which will probably include rising interest rates and increased volatility. Materially higher interest rates could potentially have a negative impact on interest-rate sensitive sectors of the market, such as housing. In this type of environment, high-yield credit spreads have the potential to deliver absolute positive returns and to outperform higher-quality, lower credit spread fixed-income investments.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2014

	1 Year	3 Years*	5 Years*	Since Inception*
High Yield Fund - Institutional Shares	7.16%	8.56%	13.29%	13.29%
High Yield Fund - Original Shares+	7.07	8.35	13.05	13.05
Bank of America Merrill Lynch U.S. High Yield Master II Index	7.53	8.71	18.19	18.19
Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index	6.93	8.51	15.80	15.80
Consumer Price Index	0.96	1.69	2.01	2.01

Inception date 3/31/09

The Gross and Net Expense Ratios (including 0.01% for Acquired Fund Fees and Expenses) for Institutional Shares are 0.79% and 0.66%, respectively, and Original Shares are 1.04% and 0.91%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/14.

*Average annualized returns.

+Original Shares commenced operations on 7/31/12. Performance for periods prior to 7/31/12 is based on the performance of the Institutional Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

The rating system referred to above is based upon the S&P credit rating system which reflect the agencys forward opinion about credit risk. CCC rating = currently vulnerable and dependent on favorable business, financial and economic conditions to meet financial commitments. B rating = More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments. BB rating = Less vulnerable in the near-term but faces major ongoing uncertainties to adverse business, financial and economic conditions.

See page 78 for index descriptions.

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FUND INVESTMENT RETURNS

International Discovery Fund

COMMENTARY:

The Rainier International Discovery Fund returned 23.15% for the one-year period ending March 31, 2014, outperforming the MSCI AC World Index ex U.S. Small Cap Net TR. The fiscal year end marked the conclusion of the strategy’s second year, during which it outperformed its benchmark in seven out of eight quarters. The strategy’s outperformance during the one-year period ended March 31, 2014, was achieved despite ongoing geopolitical events around the world, including weakness within emerging markets. Among the larger markets, the strategy maintained a significant overweight to the United Kingdom, Italy and Germany, which was beneficial to returns. During the course of the year, Japan experienced some weakness and the strategy ended the year with a meaningful underweight to that market. However, we continue to believe there are a number of excellent investment candidates in Japan. Likewise, due to ongoing political uncertainty and currency weakness, the Fund reduced its exposure to emerging markets over the course of the year. We continue to evaluate and monitor the leading companies in these markets.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending March 31,

TOTAL RETURNS as of March 31, 2014

	1 Year	Since Inception*
International Discovery Fund - Institutional Shares	23.15%	26.05%
International Discovery Fund - Class A Shares (with sales charge)+	15.82	22.15
MSCI AC World Index ex U.S. Small Cap Net TR	17.77	13.32
Consumer Price Index	0.96	1.21

Inception date 3/28/12

The Gross and Net Expense Ratios (including 0.01% for Acquired Fund Fees and Expenses) for Institutional Shares are 1.75% and 1.26%, respectively, and Class A Shares are 1.98% and 1.51%, respectively, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/14.

*Average annualized returns.

+Class A Shares commenced operations on 11/30/12. Performance for periods prior to 11/30/12 is based on the performance of the Institutional Shares adjusted for the 12b-1 fee for the Class A Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Mutual fund investing involves risk; principal loss is possible. Small- and medium- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The fund will invest in derivatives which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.

Short term performance, in particular, is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns.

Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 78 for index descriptions.

P / 13

Fund Expenses

Rainier Funds

March 31, 2014

EXPENSE EXAMPLES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class and Class A only); and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/13 and held for the entire period from 10/1/13 to 3/31/14.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed annual rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLES

LARGE CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,101.10	$1,102.90	$1,019.35	$1,020.79
Expenses Paid during Period*	$5.87	$4.35	$5.64	$4.18

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.12% for Original, 0.83% for Institutional), multiplied by 182/365 to pro-rate for the six-month period). This result is then multiplied by the average account value over the period.

P / 14

MID CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,102.80	$1,104.40	$1,018.15	$1,019.65
Expenses Paid during Period*	$7.13	$5.56	$6.84	$5.34

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.36% for Original, 1.06% for Institutional), multiplied by 182/365 to pro-rate for the six-month period). This result is then multiplied by the average account value over the period.

SMALL/MID CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,097.40	$1,098.70	$1,018.35	$1,019.85
Expenses Paid during Period*	$6.90	$5.34	$6.64	$5.14

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.32% for Original, 1.02% for Institutional), multiplied by 182/365 to pro-rate for the six-month period). This result is then multiplied by the average account value over the period.

BALANCED FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,063.10	$1,065.00	$1,019.00	$1,020.24
Expenses Paid during Period*	$6.12	$4.84	$5.99	$4.73

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.19% for Original, 0.94 % for Institutional), multiplied by 182/365 to pro-rate for the six-month period). This result is then multiplied by the average account value over the period.

P / 15

Fund Expenses

Rainier Funds

March 31, 2014 continued

INTERMEDIATE FIXED INCOME FUND

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/1/13)	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,009.60	$1,022.19
Expenses Paid during Period*	$2.76	$2.77

*‘Expenses Paid during Period’ are equal to the annualized expense ratio during the six month period (0.55%), multiplied by 182/365 to pro-rate for the six-month period. This result is then multiplied by the average account value during this period.

HIGH YIELD FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,068.90	$1,069.30	$1,020.44	$1,021.69
Expenses Paid during Period*	$4.64	$3.35	$4.53	$3.28

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (0.90% for Original, 0.65% for Institutional), multiplied by 182/365 to pro-rate for the six-month period). This result is then multiplied by the average account value over the period.

INTERNATIONAL DISCOVERY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Class A	Institutional	Class A	Institutional
Beginning Account Value (10/1/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$1,115.80	$1,116.30	$1,017.45	$1,018.70
Expenses Paid during Period*	$7.91	$6.60	$7.54	$6.29

*For each class of the Fund, ‘Expenses Paid during Period’ are equal to the annualized expense ratio for the class during the six month period (1.50% for Class A, 1.25% for Institutional), multiplied by 182/365 to pro-rate for the six-month period). This result is then multiplied by the average account value over the period.

P / 16

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier Large Cap Equity Fund

Sector Representation as of March 31, 2014 (% of net assets)

COMMON STOCKS (100.5%)
	Shares	Value
CONSUMER DISCRETIONARY (19.2%)
Amazon.com, Inc.*	30,300	$10,196,556
Expedia, Inc.	135,190	9,801,275
Jarden Corp.*	188,880	11,300,690
Johnson Controls, Inc.	126,260	5,974,623
Kate Spade & Co.*	183,060	6,789,695
Las Vegas Sands Corp.	97,610	7,884,936
Lennar Corp. Cl. A	204,750	8,112,195
Liberty Global plc Series C*^	225,110	9,164,228
Marriott International, Inc. Cl. A	99,080	5,550,462
The Priceline Group, Inc.*	8,400	10,011,876
Ralph Lauren Corp.	71,956	11,579,879
The Walt Disney Co.	135,380	10,839,877
Total Consumer Discretionary		107,206,292

CONSUMER STAPLES (5.3%)
Church & Dwight Co., Inc.	75,788	5,234,677
Costco Wholesale Corp.	74,405	8,309,550
Monster Beverage Corp.*	118,450	8,226,353
The Estee Lauder Companies, Inc. Cl. A	114,994	7,690,799
Total Consumer Staples		29,461,379

ENERGY (9.9%)
Continental Resources, Inc.*	109,050	13,551,644

	Shares	Value
EOG Resources, Inc.	63,890	$12,533,301
FMC Technologies, Inc.*	156,750	8,196,457
Halliburton Co.	141,320	8,322,335
Schlumberger Ltd.	129,073	12,584,618
Total Energy		55,188,355

FINANCIALS (16.4%)
BlackRock, Inc.	26,880	8,453,222
Citigroup, Inc.	357,249	17,005,053
Discover Financial Services	191,530	11,145,131
IntercontinentalExchange Group, Inc.	41,410	8,192,140
JPMorgan Chase & Co.	264,403	16,051,906
Morgan Stanley	560,100	17,458,317
SunTrust Banks, Inc.	167,090	6,648,511
The Goldman Sachs Group, Inc.	41,360	6,776,836
Total Financials		91,731,116

HEALTH CARE (12.7%)
Allergan, Inc.	79,978	9,925,270
Biogen Idec, Inc.*	26,110	7,986,266
Celgene Corp.*	52,829	7,374,928
Express Scripts Holding Co.*	162,621	12,211,211
Gilead Sciences, Inc.*	137,626	9,752,178

The accompanying notes are an integral part of these financial statements.

P / 17

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier Large Cap Equity Fund

continued

	Shares	Value
Regeneron Pharmaceuticals, Inc.*	23,510	$7,059,583
The Cooper Cos., Inc.	44,368	6,094,388
Thermo Fisher Scientific, Inc.	91,250	10,971,900
Total Health Care		71,375,724

INDUSTRIALS (12.0%)
B/E Aerospace, Inc.*	108,442	9,411,681
Eaton Corp. plc^	144,538	10,857,695
Fortune Brands Home & Security, Inc.	168,940	7,108,995
Precision Castparts Corp.	45,486	11,497,041
SolarCity Corp.*	75,960	4,756,615
Union Pacific Corp.	66,369	12,454,807
United Rentals, Inc.*	61,400	5,829,316
Verisk Analytics, Inc. Cl. A*	90,982	5,455,281
Total Industrials		67,371,431

INFORMATION TECHNOLOGY (22.8%)
Apple, Inc.	36,960	19,837,910
eBay, Inc.*	114,817	6,342,491
Equinix, Inc.*	39,600	7,319,664
Facebook, Inc. Cl. A*	123,060	7,413,134
FleetCor Technologies, Inc.*	49,930	5,746,943
Google, Inc. Cl. A*	16,166	18,017,169
LinkedIn Corp. Cl. A*	36,970	6,837,232
MasterCard, Inc. Cl. A	165,500	12,362,850
Salesforce.com, Inc.*	184,000	10,504,560
Visa, Inc. Cl. A	67,730	14,620,198
Yahoo!, Inc.*	408,840	14,677,356
Yandex NV Cl. A*^	136,630	4,124,860
Total Information Technology		127,804,367

MATERIALS (2.2%)
The Sherwin-Williams Co.	61,680	12,158,978
Total Materials		12,158,978

TOTAL COMMON STOCKS
(cost $418,349,248)		$562,297,642

SHORT-TERM INVESTMENT (1.5%)
	Shares	Value

MONEY MARKET MUTUAL FUND (1.5%)
First American Treasury Obligations Fund 0.000%**	8,140,344	$8,140,344

TOTAL SHORT-TERM INVESTMENT
(cost $8,140,344)		$8,140,344

TOTAL INVESTMENTS (102.0%)
(cost $426,489,592)		$570,437,986

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.0%)		(11,307,778)

TOTAL NET ASSETS (100.0%)		$559,130,208

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

P / 18

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier Mid Cap Equity Fund

Sector Representation as of March 31, 2014 (% of net assets)

COMMON STOCKS (98.1%)
	Shares	Value
CONSUMER DISCRETIONARY (24.4%)
AMC Networks, Inc. Cl. A*	79,770	$5,830,389
BorgWarner, Inc.	283,800	17,445,186
Brunswick Corp.	105,840	4,793,494
Discovery Communications, Inc. Cl. A*	121,450	10,043,915
Foot Locker, Inc.	247,370	11,621,443
Fortune Brands Home & Security, Inc.	462,480	19,461,158
Harman International Industries, Inc.	173,140	18,422,096
HomeAway, Inc.*	246,260	9,276,614
Johnson Controls, Inc.	212,990	10,078,687
Lennar Corp. Cl. A	293,200	11,616,584
Lions Gate Entertainment Corp.^	320,440	8,565,361
Live Nation Entertainment, Inc.*	303,710	6,605,693
LKQ Corp.*	424,620	11,188,737
Marriott International, Inc. Cl. A	140,570	7,874,731
Mohawk Industries, Inc.*	133,420	18,142,452
Norwegian Cruise Line Holdings Ltd.*^	182,580	5,891,857
Nu Skin Enterprises, Inc. Cl. A	88,520	7,333,882

	Shares	Value
Pandora Media, Inc.*	241,670	$7,327,434
PVH Corp.	65,810	8,211,114
Ralph Lauren Corp.	60,360	9,713,735
Tractor Supply Co.	87,530	6,182,244
TripAdvisor, Inc.*	89,600	8,116,864
Urban Outfitters, Inc.*	126,830	4,625,490
WABCO Holdings, Inc.*	71,440	7,541,206
Wynn Resorts Ltd.	39,870	8,857,120
Total Consumer Discretionary		244,767,486

CONSUMER STAPLES (3.5%)
Church & Dwight Co., Inc.	139,340	9,624,214
Monster Beverage Corp.*	145,770	10,123,727
The Hain Celestial Group, Inc.*	69,420	6,349,847
Tyson Foods, Inc. Cl. A	196,220	8,635,642
Total Consumer Staples		34,733,430

ENERGY (7.6%)
Devon Energy Corp.	206,890	13,847,148
Dril-Quip, Inc.*	80,280	8,999,388
Marathon Petroleum Corp.	64,090	5,578,393
Oasis Petroleum, Inc.*	420,760	17,558,315
Oceaneering International, Inc.	73,950	5,314,047

The accompanying notes are an integral part of these financial statements.

P / 19

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier Mid Cap Equity Fund

continued

	Shares	Value
SM Energy Co.	273,830	$19,521,341
Superior Energy Services, Inc.	164,090	5,047,408
Total Energy		75,866,040

FINANCIAL SERVICES (17.4%)
Affiliated Managers Group, Inc.*	70,760	14,155,538
BankUnited, Inc.	143,250	4,980,803
Corporate Office Properties Trust	160,520	4,276,252
Discover Financial Services	263,870	15,354,595
East West Bancorp, Inc.	188,540	6,881,710
FirstMerit Corp.	303,530	6,322,530
FleetCor Technologies, Inc.*	76,750	8,833,925
IntercontinentalExchange Group, Inc.	53,680	10,619,515
Invesco Ltd.^	181,950	6,732,150
Jones Lang LaSalle, Inc.	97,840	11,594,040
Lazard Ltd. Cl. A^	300,090	14,131,238
Ocwen Financial Corp.*	259,840	10,180,531
PrivateBancorp, Inc.	254,160	7,754,421
Protective Life Corp.	189,870	9,985,263
Raymond James Financial, Inc.	305,120	17,065,362
Signature Bank*	116,680	14,653,841
SVB Financial Group*	45,630	5,876,231
Vantiv, Inc. Cl. A*	186,510	5,636,332
Total Financial Services		175,034,277

HEALTH CARE (11.5%)
Actavis plc*^	47,830	9,845,805
Alkermes plc*^	159,590	7,036,323
Covance, Inc.*	68,660	7,133,774
Illumina, Inc.*	39,130	5,817,066
Incyte Corp.*	103,230	5,524,870
Jazz Pharmaceuticals plc*^	55,430	7,687,032
Medivation, Inc.*	115,060	7,406,412
Perrigo Co. plc^	122,660	18,970,596
Salix Pharmaceuticals Ltd.*	104,620	10,839,678
Seattle Genetics, Inc.*	145,420	6,625,335
Shire plc - ADR^	70,030	10,401,556
The Cooper Cos., Inc.	92,160	12,659,098

	Shares	Value
Zoetis, Inc.	186,570	$5,399,336
Total Health Care		115,346,881

MATERIALS AND PROCESSING (5.4%)
Cytec Industries, Inc.	59,950	5,851,719
Eagle Materials, Inc.	135,700	12,031,162
Ecolab, Inc.	70,470	7,610,055
Hexcel Corp.*	270,520	11,778,441
Methanex Corp.^	66,940	4,280,144
Packaging Corp. of America	174,900	12,307,713
Total Materials and Processing		53,859,234

PRODUCER DURABLES (15.0%)
Air Lease Corp.	140,240	5,229,550
B/E Aerospace, Inc.*	262,340	22,768,489
ITT Corp.	149,040	6,372,950
Jacobs Engineering Group Inc.*	145,480	9,237,980
Kirby Corp.*	96,940	9,815,175
MasTec, Inc.*	117,530	5,105,503
Quanta Services, Inc.*	499,620	18,435,978
Rockwell Automation, Inc.	84,380	10,509,529
Southwest Airlines Co.	561,980	13,268,348
The Manitowoc Co., Inc.	420,270	13,217,492
Trimble Navigation Ltd.*	352,730	13,710,615
United Rentals, Inc.*	249,960	23,731,202
Total Producer Durables		151,402,811

TECHNOLOGY (11.4%)
Amphenol Corp. Cl. A	91,580	8,393,307
Avago Technologies Ltd.	206,480	13,299,377
Cadence Design Systems, Inc.*	496,340	7,713,124
Concur Technologies, Inc.*	69,490	6,884,374
Fortinet, Inc.*	243,940	5,373,998
Gartner, Inc.*	82,560	5,732,966
LinkedIn Corp. Cl. A*	63,440	11,732,594
Microchip Technology, Inc.	189,660	9,058,162
NXP Semiconductors NV*^	391,200	23,006,472
ServiceNow, Inc.*	60,120	3,602,390

P / 20

	Shares	Value
Synaptics, Inc.*	101,190	$6,073,424
The Ultimate Software Group, Inc.*	72,080	9,874,960
Yelp, Inc.*	53,330	4,102,677
Total Technology		114,847,825

UTILITIES (1.9%)
ALLETE, Inc.	93,140	4,882,399
American Water Works Co., Inc.	303,100	13,760,740
Total Utilities		18,643,139

TOTAL COMMON STOCKS
(cost $816,121,464)		$984,501,123

SHORT-TERM INVESTMENT (2.5%)

MONEY MARKET MUTUAL FUND (2.5%)
First American Treasury Obligations Fund 0.000%**	24,653,373	24,653,373

TOTAL SHORT-TERM INVESTMENT
(cost $24,653,373)		$24,653,373

TOTAL INVESTMENTS (100.6%)
(cost $840,774,837)		$1,009,154,496

OTHER ASSETS IN EXCESS OF LIABILITIES (-0.6%)		(6,055,944)

TOTAL NET ASSETS (100.0%)		$1,003,098,552

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Russell Global Sectors classification was developed by and/or is the exclusive property of the Russell Investment Group and has been licensed for use by Rainier Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

P / 21

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier Small/Mid Cap Equity Fund

Sector Representation as of March 31, 2014 (% of net assets)

COMMON STOCKS (100.1%)
	Shares	Value
CONSUMER DISCRETIONARY (21.7%)
BorgWarner, Inc.	384,060	$23,608,168
Brunswick Corp.	125,800	5,697,482
Entravision Communications Corp. Cl. A	1,226,880	8,220,096
Fortune Brands Home & Security, Inc.	726,020	30,550,922
Harman International Industries, Inc.	298,030	31,710,392
HomeAway, Inc.*	429,650	16,184,916
Krispy Kreme Doughnuts, Inc.*	221,780	3,932,159
Lennar Corp. Cl. A	439,980	17,432,008
LifeLock, Inc.*	640,010	10,950,571
Lions Gate Entertainment Corp.^	472,400	12,627,252
Live Nation Entertainment, Inc.*	611,220	13,294,035
LKQ Corp.*	559,010	14,729,914
MGM Resorts International*	489,750	12,664,935
Mohawk Industries, Inc.*	236,600	32,172,868
Nu Skin Enterprises, Inc. Cl. A	137,060	11,355,421
Pandora Media, Inc.*	428,280	12,985,450

	Shares	Value
PVH Corp.	119,030	$14,851,373
Ralph Lauren Corp.	81,310	13,085,218
Tenneco, Inc.*	392,610	22,798,863
The Cheesecake Factory, Inc.	302,130	14,390,452
The Finish Line, Inc. Cl. A	658,610	17,841,745
TripAdvisor, Inc.*	158,880	14,392,939
Urban Outfitters, Inc.*	252,420	9,205,757
WABCO Holdings, Inc.*	108,470	11,450,093
Total Consumer Discretionary		376,133,029

CONSUMER STAPLES (2.7%)
Boulder Brands, Inc.*	268,710	4,734,670
Church & Dwight Co., Inc.	222,320	15,355,642
Susser Holdings Corp.*	173,540	10,841,044
The Hain Celestial Group, Inc.*	107,960	9,875,101
Tyson Foods, Inc. Cl. A	148,780	6,547,808
Total Consumer Staples		47,354,265

ENERGY (7.1%)
Dril-Quip, Inc.*	117,340	13,153,814
Matador Resources Co.*	270,630	6,627,729
Oasis Petroleum, Inc.*	762,530	31,820,377
Oceaneering International, Inc.	108,320	7,783,875
Sanchez Energy Corp.*	478,310	14,172,325

P / 22

	Shares	Value
SM Energy Co.	452,560	$32,263,002
Superior Energy Services, Inc.	233,020	7,167,695
Synergy Resources Corp.*	849,110	9,127,933
Total Energy		122,116,750

FINANCIAL SERVICES (20.5%)
Affiliated Managers Group, Inc.*	129,870	25,980,494
BankUnited, Inc.	241,660	8,402,518
Cathay General Bancorp	365,220	9,199,892
Columbia Banking Systems, Inc.	703,720	20,070,094
CubeSmart	897,750	15,405,390
Euronet Worldwide, Inc.*	393,440	16,363,170
Evercore Partners, Inc. Cl. A	336,520	18,592,730
Financial Engines, Inc.	149,560	7,594,657
FirstMerit Corp.	515,630	10,740,573
FleetCor Technologies, Inc.*	122,330	14,080,183
Glacier Bancorp, Inc.	484,250	14,077,147
Invesco Ltd.^	315,710	11,681,270
Jones Lang LaSalle, Inc.	161,320	19,116,420
Lazard Ltd. Cl. A^	243,330	11,458,410
LPL Financial Holdings, Inc.	217,270	11,415,366
Ocwen Financial Corp.*	533,520	20,903,314
Pinnacle Financial Partners, Inc.	110,520	4,143,395
PrivateBancorp, Inc.	301,660	9,203,647
Protective Life Corp.	337,080	17,727,037
Raymond James Financial, Inc.	379,780	21,241,095
Signature Bank*	138,350	17,375,376
Strategic Hotels & Resorts, Inc.*	2,100,230	21,401,344
SVB Financial Group*	45,970	5,920,017
The Bancorp Inc.*	304,650	5,730,466
Vantiv, Inc. Cl. A*	419,660	12,682,125

	Shares	Value
WisdomTree Investments, Inc.*	253,910	$3,331,299
Total Financial Services		353,837,429

HEALTH CARE (12.1%)
Akorn, Inc.*	562,650	12,378,300
Alkermes plc*^	226,690	9,994,762
Covance, Inc.*	122,120	12,688,268
Envision Healthcare Holdings, Inc.*	324,820	10,988,660
Illumina, Inc.*	58,510	8,698,097
Incyte Corp.*	172,380	9,225,777
Insulet Corp.*	173,550	8,229,741
Isis Pharmaceuticals, Inc.*	210,700	9,104,347
Jazz Pharmaceuticals plc*^	99,420	13,787,566
Medivation, Inc.*	213,100	13,717,247
NPS Pharmaceuticals, Inc.*	313,130	9,371,981
Perrigo Co. plc^	214,400	33,159,104
Salix Pharmaceuticals Ltd.*	198,900	20,608,029
Seattle Genetics, Inc.*	299,080	13,626,085
The Cooper Cos., Inc.	168,110	23,091,590
Total Health Care		208,669,554

MATERIALS AND PROCESSING (5.2%)
Apogee Enterprises, Inc.	310,430	10,315,589
Eagle Materials, Inc.	228,940	20,297,820
Hexcel Corp.*	437,640	19,054,846
Interface, Inc.	571,830	11,751,106
Methanex Corp.^	117,820	7,533,411
Packaging Corp. of America	293,150	20,628,965
Total Materials and Processing		89,581,737

PRODUCER DURABLES (15.6%)
Air Lease Corp.	319,000	11,895,510
B/E Aerospace, Inc.*	365,260	31,700,915
Encore Wire Corp.	149,160	7,235,752
ITT Corp.	342,240	14,634,183
Kirby Corp.*	137,910	13,963,388
Korn/Ferry International*	685,700	20,413,289

The accompanying notes are an integral part of these financial statements.

P / 23

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier Small/Mid Cap Equity Fund

continued

	Shares	Value
Littelfuse, Inc.	110,600	$10,356,584
MasTec, Inc.*	230,560	10,015,526
Quanta Services, Inc.*	869,080	32,069,052
Southwest Airlines Co.	812,710	19,188,083
The Manitowoc Company, Inc.	731,780	23,014,481
Trimble Navigation Ltd.*	559,030	21,729,496
Tutor Perini Corp.*	407,230	11,675,284
United Rentals, Inc.*	436,730	41,463,146
Total Producer Durables		269,354,689

TECHNOLOGY (13.4%)
Amphenol Corp. Cl. A	138,900	12,730,185
Avago Technologies Ltd.	313,420	20,187,382
Cadence Design Systems, Inc.*	893,630	13,887,010
Ciena Corp.*	293,050	6,663,957
Concur Technologies, Inc.*	130,480	12,926,654
Criteo SA*^	187,150	7,588,932
Envestnet, Inc.*	139,170	5,591,851
Fortinet, Inc.*	434,620	9,574,679
Gartner, Inc.*	141,240	9,807,706
Microchip Technology, Inc.	340,690	16,271,354
NXP Semiconductors NV*^	703,800	41,390,478
Proofpoint, Inc.*	301,680	11,186,294
RingCentral, Inc. Cl. A*	247,700	4,483,370
ServiceNow, Inc.*	99,910	5,986,607
Synaptics, Inc.*	210,730	12,648,015
The Ultimate Software Group, Inc.*	129,720	17,771,640
Trulia, Inc.*	173,570	5,762,524
Web.com Group, Inc.*	317,240	10,795,677
Yelp, Inc.*	94,620	7,279,117
Total Technology		232,533,432

	Shares	Value
UTILITIES (1.8%)
ALLETE, Inc.	197,170	$10,335,651
American Water Works Co., Inc.	450,350	20,445,890
Total Utilities		30,781,541

TOTAL COMMON STOCKS
(cost $1,434,841,448)		$1,730,362,426

SHORT-TERM INVESTMENT (0.3%)

MONEY MARKET MUTUAL FUND (0.3%)
First American Treasury Obligations Fund 0.000%**	5,840,262	5,840,262

TOTAL SHORT-TERM INVESTMENT
(cost $5,840,262)		$5,840,262

TOTAL INVESTMENTS (100.4%)
(cost $1,440,681,710)		$1,736,202,688

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(6,083,604)

TOTAL NET ASSETS (100.0%)		$1,730,119,084

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Russell Global Sectors classification was developed by and/or is the exclusive property of the Russell Investment Group and has been licensed for use by Rainier Investment Mangement, LLC.

P / 24

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier Balanced Fund

Investment Allocation as of March 31, 2014 (% of net assets)

COMMON STOCKS (60.8%)
	Shares	Value
CONSUMER DISCRETIONARY (11.6%)
Amazon.com, Inc.*	990	$333,155
Expedia, Inc.	4,430	321,175
Jarden Corp.*	6,200	370,946
Johnson Controls, Inc.	4,140	195,905
Kate Spade & Co.*	5,990	222,169
Las Vegas Sands Corp.	3,190	257,688
Lennar Corp. Cl. A	6,700	265,454
Liberty Global plc - Series C*^	7,370	300,033
Marriott International, Inc. Cl. A	3,250	182,065
Ralph Lauren Corp.	2,360	379,795
The Priceline Group, Inc.*	270	321,810
The Walt Disney Co.	4,430	354,710
Total Consumer Discretionary		3,504,905

CONSUMER STAPLES (3.2%)
Church & Dwight Co., Inc.	2,480	171,294
Costco Wholesale Corp.	2,440	272,499
Monster Beverage Corp.*	3,870	268,771
The Estee Lauder Companies, Inc. Cl. A	3,760	251,469
Total Consumer Staples		964,033

ENERGY (6.0%)
Continental Resources, Inc.*	3,570	443,644
EOG Resources, Inc.	2,090	409,995

	Shares	Value
FMC Technologies, Inc.*	5,130	$268,248
Halliburton Co.	4,650	273,839
Schlumberger Ltd.	4,230	412,425
Total Energy		1,808,151

FINANCIALS (9.9%)
BlackRock, Inc.	880	276,742
Citigroup, Inc.	11,690	556,444
Discover Financial Services	6,280	365,433
IntercontinentalExchange Group, Inc.	1,350	267,071
JPMorgan Chase & Co.	8,655	525,445
Morgan Stanley	18,350	571,969
SunTrust Banks, Inc.	5,490	218,447
The Goldman Sachs Group, Inc.	1,350	221,198
Total Financials		3,002,749

HEALTH CARE (7.7%)
Allergan, Inc.	2,615	324,521
Biogen Idec, Inc.*	850	259,989
Celgene Corp.*	1,730	241,508
Express Scripts Holding Co.*	5,330	400,230
Gilead Sciences, Inc.*	4,500	318,870
Regeneron Pharmaceuticals, Inc.*	770	231,216
The Cooper Cos., Inc.	1,430	196,425

The accompanying notes are an integral part of these financial statements.

P / 25

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier Balanced Fund

continued

	Shares	Value
Thermo Fisher Scientific, Inc.	2,990	$359,518
Total Health Care		2,332,277

INDUSTRIALS (7.3%)
B/E Aerospace, Inc.*	3,550	308,104
Eaton Corp. plc^	4,730	355,318
Fortune Brands Home & Security, Inc.	5,530	232,702
Precision Castparts Corp.	1,485	375,349
SolarCity Corp.*	2,490	155,924
Union Pacific Corp.	2,170	407,222
United Rentals, Inc.*	2,010	190,829
Verisk Analytics, Inc. Cl. A*	2,920	175,083
Total Industrials		2,200,531

INFORMATION TECHNOLOGY (13.8%)
Apple, Inc.	1,210	649,455
eBay, Inc.*	3,770	208,255
Equinix, Inc.*	1,300	240,292
Facebook, Inc. Cl. A*	4,030	242,767
FleetCor Technologies, Inc.*	1,680	193,368
Google, Inc. Cl. A*	530	590,690
LinkedIn Corp. Cl. A*	1,210	223,777
MasterCard, Inc. Cl. A	5,400	403,380
Salesforce.com, Inc.*	6,020	343,682
Visa, Inc. Cl. A	2,218	478,778
Yahoo!, Inc.*	13,380	480,342
Yandex NV Cl. A*^	4,530	136,761
Total Information Technology		4,191,547

MATERIALS (1.3%)
The Sherwin-Williams Co.	2,030	400,174
Total Materials		400,174

TOTAL COMMON STOCKS
(cost $13,747,546)		$18,404,367

DEBT SECURITIES (38.6%)
	Principal Amount	Value
CORPORATE BONDS (26.7%)

BANKS (7.0%)
Bank of Nova Scotia^
2.050%, 10/30/2018	$435,000	$433,930
Citigroup, Inc.
5.000%, 09/15/2014	460,000	468,960
Royal Bank of Canada^
2.150%, 03/15/2019	400,000	397,826
Wachovia Corp.
5.625%, 10/15/2016	385,000	427,433
Westpac Banking Corp.^
2.000%, 08/14/2017	375,000	381,449
Total Banks		2,109,598

BEVERAGES (0.5%)
Coca-Cola Femsa S.A.B. de C.V.^
2.375%, 11/26/2018	150,000	150,225
Total Beverages		150,225

CAPITAL MARKETS (3.7%)
BlackRock, Inc.
5.000%, 12/10/2019	125,000	141,205
Morgan Stanley:
4.750%, 04/01/2014	160,000	160,000
4.750%, 03/22/2017	85,000	92,828
State Street Corp.
2.875%, 03/07/2016	295,000	307,234
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	360,000	408,046
Total Capital Markets		1,109,313

COMMUNICATIONS EQUIPMENT (0.7%)
Cisco Systems, Inc.
4.450%, 01/15/2020	205,000	225,275
Total Communications Equipment		225,275

CONSUMER FINANCE (3.5%)
American Express Co.:
6.150%, 08/28/2017	125,000	144,193
7.000%, 03/19/2018	270,000	320,522
American Honda Finance Corp.
2.125%, 10/10/2018	115,000	115,585

P / 26

	Principal Amount	Value
Toyota Motor Credit Corp.
3.300%, 01/12/2022	$465,000	$470,423
Total Consumer Finance		1,050,723

DIVERSIFIED FINANCIAL SERVICES (4.0%)
Bank of America Corp.
5.650%, 05/01/2018	230,000	260,240
General Electric Capital Corp.
5.625%, 09/15/2017	415,000	471,237
The Bear Stearns & Cos., Inc.
5.550%, 01/22/2017	440,000	488,162
Total Diversified Financial Services		1,219,639

DIVERSIFIED TELECOMMUNICATION (0.2%)
Verizon Communications, Inc.
4.500%, 09/15/2020	70,000	76,130
Total Diversified Telecommunication		76,130

FOOD PRODUCTS (0.3%)
Archer-Daniels-Midland Co.
4.479%, 03/01/2021	75,000	81,391
Total Food Products		81,391

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Baxter International, Inc.
3.200%, 06/15/2023	35,000	34,208
Medtronic, Inc.
2.750%, 04/01/2023	35,000	33,173
Total Health Care Providers & Services		67,381

INSURANCE (2.8%)
ACE INA Holdings, Inc.:
5.600%, 05/15/2015	290,000	306,095
2.600%, 11/23/2015	85,000	87,577
MetLife, Inc.
6.750%, 06/01/2016	200,000	224,407
The Travelers Cos., Inc.
5.900%, 06/02/2019	200,000	234,260
Total Insurance		852,339

	Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS (0.8%)
Shell International Financial BV^
4.375%, 03/25/2020	$125,000	$137,381
Total Capital SA^
4.450%, 06/24/2020	95,000	104,598
Total Oil, Gas & Consumable Fuels		241,979

PHARMACEUTICALS (0.5%)
AstraZeneca plc^
1.950%, 09/18/2019	40,000	39,131
GlaxoSmithKline Capital, Inc.
2.800%, 03/18/2023	70,000	67,255
Sanofi^
1.250%, 04/10/2018	55,000	53,860
Total Pharmaceuticals		160,246

REAL ESTATE (0.7%)
Simon Property Group LP:
5.875%, 03/01/2017	165,000	184,989
2.200%, 02/01/2019	15,000	14,975
Total Real Estate		199,964

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Texas Instruments, Inc.
2.750%, 03/12/2021	35,000	34,804
Xilinx, Inc.
3.000%, 03/15/2021	145,000	144,013
Total Semiconductors & Semiconductor Equipment		178,817

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.2%)
Hewlett-Packard Co.:
3.000%, 09/15/2016	245,000	255,948
2.750%, 01/14/2019	95,000	95,735
Total Technology Hardware, Storage & Peripherals		351,683

TOTAL CORPORATE BONDS
(cost $7,701,181)		$8,074,703

The accompanying notes are an integral part of these financial statements.

P / 27

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier Balanced Fund

continued

	Principal Amount	Value
U.S. GOVERNMENT AGENCY (3.0%)
Federal Home Loan Bank
5.625%, 06/13/2016	$825,000	$913,502

TOTAL U.S. GOVERNMENT AGENCY
(cost $825,000)		$913,502

U.S. TREASURY NOTES (8.9%)
0.250%, 02/29/2016	985,000	982,461
0.625%, 02/15/2017	350,000	347,799
2.000%, 02/28/2021	680,000	667,170
2.750%, 02/15/2024	685,000	686,552

TOTAL U.S. TREASURY NOTES
(cost $2,690,734)		$2,683,982

TOTAL DEBT SECURITIES
(cost $11,216,915)		$11,672,187

SHORT-TERM INVESTMENT (0.6%)
	Shares

MONEY MARKET MUTUAL FUND (0.6%)
First American Treasury Obligations Fund
0.000%**	176,463	$176,463

TOTAL SHORT-TERM INVESTMENT
(cost $176,463)		$176,463

TOTAL INVESTMENTS (100.0%)
(cost $25,140,924)		$30,253,017

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)		(10,379)

TOTAL NET ASSETS (100.0%)		$30,242,638

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

P / 28

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier Intermediate Fixed Income Fund

Investment Allocation as of March 31, 2014 (% of net assets)

DEBT SECURITIES (95.7%)
	Principal Amount	Value
CORPORATE BONDS (61.5%)
BANKS (15.7%)
Bank of Nova Scotia^
2.050%, 10/30/2018	$4,020,000	$4,010,115
Citigroup, Inc.
5.000%, 09/15/2014	2,430,000	2,477,334
Royal Bank of Canada^
2.150%, 03/15/2019	3,595,000	3,575,465
Wachovia Corp.
5.625%, 10/15/2016	3,600,000	3,996,770
Westpac Banking Corp.^
2.000%, 08/14/2017	2,740,000	2,787,123
Total Banks		16,846,807

BEVERAGES (1.3%)
Coca-Cola Femsa S.A.B. de C.V.^
2.375%, 11/26/2018	1,360,000	1,362,040
Total Beverages		1,362,040

CAPITAL MARKETS (6.8%)
BlackRock, Inc.
5.000%, 12/10/2019	490,000	553,526
Morgan Stanley
4.750%, 03/22/2017	1,960,000	2,140,498
State Street Corp.
2.875%, 03/07/2016	2,080,000	2,166,264
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	2,157,000	2,444,873
Total Capital Markets		7,305,161

	Principal Amount	Value

COMMUNICATIONS EQUIPMENT (1.1%)
Cisco Systems, Inc.
4.450%, 01/15/2020	$1,045,000	$1,148,355
Total Communications Equipment		1,148,355

CONSUMER FINANCE (9.3%)
American Express Co.:
6.150%, 08/28/2017	775,000	893,994
7.000%, 03/19/2018	2,700,000	3,205,222
American Honda Finance Corp.
2.125%, 10/10/2018	1,070,000	1,075,449
Toyota Motor Credit Corp.:
2.800%, 01/11/2016	2,175,000	2,260,980
3.300%, 01/12/2022	2,480,000	2,508,922
Total Consumer Finance		9,944,567

DIVERSIFIED FINANCIAL SERVICES (9.7%)
Bank of America Corp.
5.650%, 05/01/2018	1,930,000	2,183,749
General Electric Capital Corp.
5.625%, 09/15/2017	3,595,000	4,082,158
The Bear Stearns & Co., Inc.
5.550%, 01/22/2017	3,685,000	4,088,356
Total Diversified Financial Services		10,354,263

The accompanying notes are an integral part of these financial statements.

P / 29

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier Intermediate Fixed Income Fund

continued

	Principal Amount	Value
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Verizon Communications, Inc.
4.500%, 09/15/2020	$675,000	$734,110
Total Diversified Telecommunication Services		734,110

FOOD PRODUCTS (0.7%)
Archer-Daniels-Midland Co.
4.479%, 03/01/2021	685,000	743,369
Total Food Products		743,369

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Baxter International, Inc.
3.200%, 06/15/2023	340,000	332,303
Medtronic, Inc.
2.750%, 04/01/2023	395,000	374,380
Total Health Care Equipment & Supplies		706,683

HEALTH CARE PROVIDERS & SERVICES (0.7%)
UnitedHealth Group, Inc.
6.000%, 02/15/2018	650,000	748,712
Total Health Care Providers & Services		748,712

INSURANCE (2.9%)
MetLife, Inc.
6.750%, 06/01/2016	1,330,000	1,492,305
The Travelers Cos., Inc.
5.900%, 06/02/2019	1,390,000	1,628,109
Total Insurance		3,120,414

MEDIA (0.7%)
Thomson Reuters Corp.^
6.500%, 07/15/2018	635,000	738,757
Total Media		738,757

OIL, GAS & CONSUMABLE FUELS (3.7%)
Shell International Financial BV^
4.375%, 03/25/2020	835,000	917,703
Statoil ASA^
3.125%, 08/17/2017	1,985,000	2,095,104

	Principal Amount	Value
Total Capital SA^
4.450%, 06/24/2020	$835,000	$919,365
Total Oil, Gas & Consumable Fuels		3,932,172

PHARMACEUTICALS (1.4%)
AstraZeneca plc^
1.950%, 09/18/2019	290,000	283,702
GlaxoSmithKline Capital, Inc.
2.800%, 03/18/2023	690,000	662,937
Sanofi^
1.250%, 04/10/2018	540,000	528,811
Total Pharmaceuticals		1,475,450

REAL ESTATE (1.6%)
Simon Property Group LP:
5.875%, 03/01/2017	1,400,000	1,569,599
2.200%, 02/01/2019	130,000	129,781
Total Real Estate		1,699,380

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Texas Instruments, Inc.
2.750%, 03/12/2021	320,000	318,206
Xilinx, Inc.
3.000%, 03/15/2021	1,285,000	1,276,257
Total Semiconductors & Semiconductor Equipment		1,594,463

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.1%)
Hewlett-Packard Co.:
3.000%, 09/15/2016	2,296,000	2,398,596
2.750%, 01/14/2019	895,000	901,923
Total Technology Hardware, Storage & Peripherals		3,300,519

TOTAL CORPORATE BONDS
(cost $62,980,471)		$65,755,222

U.S. GOVERNMENT AGENCY (4.1%)
Federal Home Loan Bank
5.625%, 06/13/2016	1,550,000	1,716,276
		1,716,276

P / 30

	Principal Amount	Value
Federal Home Loan Mortgage Corp.
5.250%, 04/18/2016	$1,100,000	$1,206,733
		1,206,733
Federal National Mortgage Association
4.375%, 10/15/2015	810,000	860,743
2.250%, 03/15/2016	550,000	569,584
		1,430,327

TOTAL U.S. GOVERNMENT AGENCY
(cost $4,066,651)		$4,353,336

U.S. TREASURY NOTES (30.1%)
0.250%, 02/28/2015	4,835,000	4,840,381
0.250%, 02/29/2016	12,050,000	12,018,935
0.625%, 02/15/2017	765,000	760,189
1.500%, 02/28/2019	495,000	490,089
2.000%, 02/28/2021	7,885,000	7,736,234
2.750%, 02/15/2024	6,340,000	6,354,366

TOTAL U.S. TREASURY NOTES
(cost $32,270,321)		$32,200,194

TOTAL DEBT SECURITIES
(cost $99,317,443)		$102,308,752

SHORT-TERM INVESTMENT (2.1%)
	Shares

MONEY MARKET MUTUAL FUND (2.1%)
First American Treasury Obligations Fund 0.000%*	2,292,926	$2,292,926

TOTAL SHORT-TERM INVESTMENT
(cost $2,292,926)		$2,292,926

TOTAL INVESTMENTS (97.8%)
(cost $101,610,369)		$104,601,678

OTHER ASSETS IN EXCESS OF LIABILITIES (2.2%)		2,351,194

TOTAL NET ASSETS (100.0%)		$106,952,872

*Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

P / 31

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier High Yield Fund

Sector Representation as of March 31, 2014 (% of net assets)

DEBT SECURITIES (97.9%)
	Principal Amount	Value
ASSET-BACKED SECURITIES (1.1%)

SERVICES (1.1%)
US Airways 2013-1 Class B Pass Through Trust
Series 2013-1,
5.375%, 05/15/2023	$500,000	$506,250
Total Services

TOTAL ASSET-BACKED SECURITIES
(cost $500,000)		$506,250

CORPORATE BONDS (96.8%)

AUTOMOTIVE (3.1%)
Delphi Corp.
6.125%, 05/15/2021	250,000	278,750
Lear Corp.
8.125%, 03/15/2020	350,000	383,250
Tenneco, Inc.
6.875%, 12/15/2020	240,000	264,600
The Goodyear Tire & Rubber Co.
7.000%, 05/15/2022	500,000	557,500
Total Automotive		1,484,100

	Principal Amount	Value
BANKING (1.1%)
Royal Bank of Scotland Group plc^
6.000%, 12/19/2023	$500,000	$513,855
Total Banking		513,855

BASIC INDUSTRY (8.8%)
Air Lease Corp.
5.625%, 04/01/2017	500,000	553,750
Cascades, Inc.:^
7.750%, 12/15/2017	200,000	208,750
7.875%, 01/15/2020	250,000	268,750
Domtar Corp.
10.750%, 06/01/2017	300,000	376,909
Griffon Corp.
5.250%, 03/01/2022*
(Acquired 02/12/2014, Cost $250,000)	250,000	248,125
Hexion U.S. Finance Corp.
6.625%, 04/15/2020	500,000	520,000
Magnetation LLC / Magnetation Finance Corp.
11.000%, 05/15/2018*
(Acquired 05/15/2013 and 08/23/2013, Cost $814,646)	800,000	898,000

P / 32

	Principal Amount	Value
Masco Corp.
5.850%, 03/15/2017	$285,000	$314,925
PetroLogistics LP / PetroLogistics Finance Corp.
6.250%, 04/01/2020	750,000	755,625
Total Basic Industry		4,144,834

CAPITAL GOODS (7.0%)
B/E Aerospace, Inc.
5.250%, 04/01/2022	500,000	516,875
Crown Americas LLC / Crown Americas Capital Corp. III
6.250%, 02/01/2021	250,000	271,875
General Cable Corp.
6.500%, 10/01/2022*
(Acquired 09/20/2012 and 10/24/2013, Cost $598,375)	600,000	612,000
Graphic Packaging International, Inc.
7.875%, 10/01/2018	100,000	107,375
Greif, Inc.
7.750%, 08/01/2019	300,000	345,000
Milacron LLC / Milacron Finance Sub LLC
8.375%, 05/15/2019*
(Acquired 04/20/2012, Cost $505,091)	500,000	555,000
SPX Corp.
6.875%, 09/01/2017	250,000	285,000
Waterjet Holdings, Inc.
7.625%, 02/01/2020*
(Acquired 01/24/2014, Cost $612,187)	600,000	637,500
Total Capital Goods		3,330,625

CONSUMER CYCLICAL (6.1%)
Claire’s Stores, Inc.:
6.125%, 03/15/2020*
(Acquired 03/07/2013, Cost $100,000)	100,000	94,250
7.750%, 06/01/2020*
(Acquired 05/09/2013, 07/10/2013, 10/09/2013 and 12/17/2013, Cost $481,752)	500,000	387,500

	Principal Amount	Value
Levi Strauss & Co.
7.625%, 05/15/2020	$600,000	$654,750
Netflix, Inc.
5.750%, 03/01/2024*
(Acquired 02/04/2014, Cost $250,000)	250,000	260,000
QVC, Inc.
4.850%, 04/01/2024*
(Acquired 03/11/2014, Cost $999,270)	1,000,000	1,015,050
Serta Simmons Holdings LLC
8.125%, 10/01/2020*
(Acquired 09/19/2012, Cost $250,000)	250,000	275,938
Wolverine World Wide, Inc.
6.125%, 10/15/2020	200,000	217,000
Total Consumer Cyclical		2,904,488

CONSUMER NON-CYCLICAL (2.4%)
First Cash Financial Services, Inc.
6.750%, 04/01/2021*
(Acquired 03/19/2014, Cost $512,469)	500,000	513,750
Jarden Corp.
7.500%, 01/15/2020	100,000	109,125
JBS USA LLC / JBS USA Finance Corp.
7.250%, 06/01/2021*
(Acquired 09/13/2013, Cost $499,957)	500,000	533,750
Total Consumer Non-Cyclical		1,156,625

ENERGY (16.2%)
Access Midstream Partners LP / ACMP Finance Corp.
4.875%, 05/15/2023	250,000	253,125
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.000%, 05/20/2022	1,000,000	1,097,500
Atlas Pipeline Partners LP
6.625%, 10/01/2020	100,000	107,000
Calumet Specialty Products Partners LP
9.375%, 05/01/2019	900,000	1,026,000
Chesapeake Energy Corp.
6.625%, 08/15/2020	500,000	563,750

The accompanying notes are an integral part of these financial statements.

P / 33

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier High Yield Fund

continued

	Principal Amount	Value
Concho Resources, Inc.
5.500%, 10/01/2022	$500,000	$523,750
Hornbeck Offshore Services, Inc.
5.875%, 04/01/2020	500,000	525,000
Parker Drilling Co.
7.500%, 08/01/2020	300,000	321,000
Plains Exploration & Production Co.
6.750%, 02/01/2022	250,000	277,500
Regency Energy Partners LP
5.500%, 04/15/2023	500,000	506,250
Shelf Drilling Holdings Ltd.^
8.625%, 11/01/2018*
(Acquired 10/10/2012, Cost $1,000,000)	1,000,000	1,087,500
SM Energy Co.
6.500%, 11/15/2021	300,000	325,500
Tesoro Corp.
5.375%, 10/01/2022	1,000,000	1,033,750
Total Energy		7,647,625

FINANCIAL SERVICES (13.8%)
Aircastle Ltd.:^
9.750%, 08/01/2018	1,050,000	1,131,952
5.125%, 03/15/2021	1,000,000	1,003,750
International Lease Finance Corp.:
6.250%, 05/15/2019	750,000	830,625
8.250%, 12/15/2020	150,000	181,799
Jefferies Finance LLLC / JFIN Co-Issuer Corp.:
7.375%, 04/01/2020*
(Acquired 03/19/2013, Cost $1,011,048)	1,000,000	1,055,000
6.875%, 04/15/2022*
(Acquired 03/26/2014, Cost $500,000)	500,000	506,250
JPMorgan Chase & Co.
6.000%, 12/29/2049	1,000,000	990,000
SLM Corp.
5.500%, 01/25/2023	800,000	786,000
Total Financial Services		6,485,376

HEALTH CARE (5.8%)
HCA, Inc.:
8.500%, 04/15/2019	300,000	314,081
7.250%, 09/15/2020	300,000	325,125

	Principal Amount	Value
HealthSouth Corp.
7.750%, 09/15/2022	$404,000	$444,400
Par Pharmaceutical Cos., Inc.
7.375%, 10/15/2020	100,000	108,750
Salix Pharmaceuticals, Inc.
6.000%, 01/15/2021*
(Acquired 12/12/2013, Cost $756,668)	750,000	802,500
Select Medical Corp.:
6.375%, 06/01/2021	500,000	510,000
6.375%, 06/01/2021*
(Acquired 03/06/2014, Cost $253,719)	250,000	255,000
Total Health Care		2,759,856

MEDIA (1.8%)
Cablevision Systems Corp.
8.625%, 09/15/2017	400,000	476,000
CCO Holdings LLC / CCO Holdings Capital Corp.
7.375%, 06/01/2020	100,000	109,625
Nielsen Finance LLC / Nielsen Finance Co.
5.000%, 04/15/2022*
(Acquired 03/28/2014, Cost $250,000)	250,000	251,875
Total Media		837,500

SERVICES (9.3%)
Cinemark USA, Inc.
4.875%, 06/01/2023	350,000	338,188
Clean Harbors, Inc.:
5.250%, 08/01/2020	100,000	103,500
5.125%, 06/01/2021	100,000	102,500
DigitalGlobe, Inc.
5.250%, 02/01/2021	500,000	496,250
Iron Mountain, Inc.
7.750%, 10/01/2019	250,000	276,875
MGM Resorts International
7.750%, 03/15/2022	1,000,000	1,165,000
The Hertz Corp.
6.750%, 04/15/2019	200,000	215,250
United Rentals North America, Inc.:
9.250%, 12/15/2019	200,000	221,110
8.375%, 09/15/2020	600,000	667,500
5.750%, 11/15/2024	500,000	504,375

P / 34

	Principal Amount	Value
West Corp.
8.625%, 10/01/2018	$300,000	$323,250
Total Services		4,413,798

TECHNOLOGY & ELECTRONICS (7.8%)
Advanced Micro Devices, Inc.
7.750%, 08/01/2020	900,000	927,000
Alliance Data Systems Corp.
6.375%, 04/01/2020*
(Acquired 03/22/2012 and 12/13/2012, Cost $256,079)	250,000	267,500
Amkor Technology, Inc.
6.625%, 06/01/2021	700,000	750,750
Brightstar Corp.
7.250%, 08/01/2018*
(Acquired 07/26/2013, Cost $989,730)	1,000,000	1,112,500
Flextronics International Ltd.^
4.625%, 02/15/2020	100,000	101,375
Nokia Corp.^
5.375%, 05/15/2019	500,000	528,750
Total Technology & Electronics		3,687,875

TELECOMMUNICATION SERVICES (12.3%)
CenturyLink, Inc.
5.625%, 04/01/2020	100,000	105,625
Frontier Communications Corp.:
8.500%, 04/15/2020	500,000	583,750
9.250%, 07/01/2021	250,000	297,500
GCI, Inc.
8.625%, 11/15/2019	100,000	107,500
Intelsat Jackson Holdings SA^
7.250%, 10/15/2020	250,000	272,187
Level 3 Communications, Inc.
11.875%, 02/01/2019	350,000	397,250
MetroPCS Wireless, Inc.
7.875%, 09/01/2018	250,000	266,250
Sprint Capital Corp.
6.875%, 11/15/2028	1,075,000	1,048,125
T-Mobile USA, Inc.:
6.250%, 04/01/2021	250,000	265,313
6.500%, 01/15/2024	1,000,000	1,050,000

	Principal Amount	Value
Windstream Corp.:
7.875%, 11/01/2017	$250,000	$288,125
7.500%, 06/01/2022	250,000	265,000
Zayo Group LLC
10.125%, 07/01/2020	750,000	872,813
Total Telecommunication Services		5,819,438

UTILITIES (1.3%)
NRG Energy, Inc.:
6.250%, 07/15/2022*
(Acquired 01/10/2014, Cost $100,000)	100,000	103,250
6.625%, 03/15/2023	250,000	260,625
The AES Corp.
7.375%, 07/01/2021	200,000	229,000
Total Utilities		592,875

TOTAL CORPORATE BONDS
(cost $42,980,220)		$45,778,870

TOTAL DEBT SECURITIES
(cost $43,480,220)		$46,285,120

COMMON STOCKS (0.4%)
	Shares

BASIC INDUSTRY (0.4%)
PetroLogistics LP	17,550	218,322
Total Basic Industry		218,322

TOTAL COMMON STOCKS
(cost $217,159)		$218,322

SHORT-TERM INVESTMENT (0.4%)

MONEY MARKET MUTUAL FUND (0.4%)
First American Treasury Obligations Fund 0.000%**	196,727	196,727

TOTAL SHORT-TERM INVESTMENT
(cost $196,727)		$196,727

The accompanying notes are an integral part of these financial statements.

P / 35

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier High Yield Fund

continued

Value

TOTAL INVESTMENTS (98.7%)
(cost $43,894,106)	$46,700,169

OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)	600,280

TOTAL NET ASSETS (100.0%)	$47,300,449

*Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2014, the value of these securities totaled $11,472,238 or 24.3% of the Fund’s net assets.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

Securities are classified based on the Bank of America Merrill Lynch U.S. High Yield Master II Index.

P / 36

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier International Discovery Fund

Sector Representation as of March 31, 2014 (% of net assets)

COMMON STOCKS (93.7%)
	Shares	Value
AUSTRALIA (1.0%)
REA Group Ltd.	7,440	$336,369
Total Australia		336,369

BRAZIL (0.8%)
Kroton Educacional SA	12,400	269,204
Total Brazil		269,204

CANADA (5.7%)
AutoCanada, Inc.	6,200	344,912
Avigilon Corp.*	10,900	281,891
Dollarama, Inc.	6,970	530,994
Methanex Corp.	4,300	275,153
Raging River Exploration, Inc.*	56,300	453,252
Total Canada		1,886,202

CHINA (0.9%)
Qunar Cayman Islands Ltd. - ADR*	5,600	171,304
SouFun Holdings Ltd. - ADR	2,100	143,682
Total China		314,986

DENMARK (8.9%)
GN Store Nord A/S	20,060	497,859
Jyske Bank A/S*	5,620	308,826
Matas A/S*	13,390	375,558

	Shares	Value
Pandora A/S	11,640	$770,007
Royal Unibrew A/S*	3,370	560,905
SimCorp A/S	11,170	453,449
Total Denmark		2,966,604

FRANCE (5.3%)
Boursorama*	16,920	282,517
Eurofins Scientific SA	2,805	839,525
Ingenico SA	3,360	314,258
Orpea	4,990	331,008
Total France		1,767,308

GERMANY (7.2%)
Duerr AG	4,530	349,484
KION Group AG*	7,860	368,490
SHW AG	3,400	218,463
United Internet AG	14,460	679,005
Wirecard AG	19,073	791,435
Total Germany		2,406,877

HONG KONG (4.1%)
Haier Electronics Group Co. Ltd.	107,000	289,692
Samsonite International SA	88,350	273,371
Techtronic Industries Co.	292,000	813,150
Total Hong Kong		1,376,213

The accompanying notes are an integral part of these financial statements.

P / 37

SCHEDULES OF INVESTMENTS March 31, 2014

Rainier International Discovery Fund

continued

	Shares	Value
INDONESIA (1.3%)
Kalbe Farma Tbk PT	3,286,100	$423,780
Total Indonesia		423,780

IRELAND (1.1%)
Smurfit Kappa Group plc	14,730	357,155
Total Ireland		357,155

ITALY (8.2%)
Banca Generali SpA	26,030	858,857
Brembo SpA	15,390	582,635
Credito Emiliano SpA	48,290	480,326
Moncler SpA*	8,630	147,545
Prysmian SpA	19,041	473,749
Salvatore Ferragamo SpA	6,270	184,592
Total Italy		2,727,704

JAPAN (12.8%)
Coca-Cola East Japan Co. Ltd.	17,900	449,169
Fujitec Co. Ltd.	24,000	324,836
Hitachi Capital Corp.	8,300	177,556
Hitachi Metals Ltd.	22,000	313,113
Kanamoto Co. Ltd.	17,700	517,890
M3, Inc.	20,200	331,529
Park24 Co. Ltd.	16,900	321,250
Pigeon Corp.	13,200	595,960
Start Today Co. Ltd.	15,100	386,662
Suruga Bank Ltd.	17,000	299,433
Tadano Ltd.	17,000	221,034
Yaskawa Electric Corp.	21,900	302,779
Total Japan		4,241,211

MEXICO (1.4%)
Alsea S.A.B. de C.V.	79,880	289,710
Banregio Grupo Financiero S.A.B. de C.V.	33,200	192,886
Total Mexico		482,596

NORWAY (0.7%)
Opera Software ASA	17,320	226,486
Total Norway		226,486

PHILIPPINES (3.4%)
Alliance Global Group, Inc.	704,500	447,726

	Shares	Value
Puregold Price Club, Inc.	204,000	$200,156
Universal Robina Corp.	151,280	479,022
Total Philippines		1,126,904

SINGAPORE (1.4%)
Ezion Holdings Ltd.	273,076	468,912
Total Singapore		468,912

SOUTH KOREA (0.5%)
Kolao Holdings	6,907	160,607
Total South Korea		160,607

SPAIN (0.8%)
Bankinter SA	31,960	257,135
Total Spain		257,135

SWEDEN (3.3%)
Hexpol AB	5,118	451,125
Intrum Justitia AB	15,110	412,284
Lindab International AB*	20,300	244,486
Total Sweden		1,107,895

SWITZERLAND (2.0%)
Burckhardt Compression Holding AG	670	348,623
U-Blox AG	2,260	310,349
Total Switzerland		658,972

TAIWAN (0.7%)
Eclat Textile Co. Ltd.	18,760	216,847
Total Taiwan		216,847

THAILAND (0.7%)
Minor International PCL	286,600	219,102
Total Thailand		219,102

TURKEY (1.2%)
Coca-Cola Icecek AS	8,290	199,530
Ulker Biskuvi Sanayi AS	30,490	214,458
Total Turkey		413,988

UNITED KINGDOM (20.3%)
Ashtead Group plc	60,576	960,402
Babcock International Group plc	37,220	835,826
Bovis Homes Group plc	29,050	433,694
Close Brothers Group plc	31,940	751,868

P / 38

	Shares	Value
Essentra plc	37,320	$542,849
Hikma Pharmaceuticals plc	11,170	309,310
Jupiter Fund Management plc	76,030	508,024
Redrow plc	77,380	420,034
Rightmove plc	5,000	219,896
Savills plc	40,350	449,021
St. James’s Place plc	60,180	827,709
Ted Baker plc	13,760	492,748
Total United Kingdom		6,751,381

TOTAL COMMON STOCKS
(cost $23,506,449)		$31,164,438

SHORT-TERM INVESTMENTS (6.2%)

MONEY MARKET MUTUAL FUNDS (6.2%)
First American Government Obligations Fund 0.000% **	497,893	497,893
First American Treasury Obligations Fund 0.000% **	1,576,000	1,576,000

TOTAL SHORT-TERM INVESTMENTS
(cost $2,073,893)		$2,073,893

TOTAL INVESTMENTS (99.9%)
(cost $25,580,342)		$33,238,331

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)		23,104

TOTAL NET ASSETS (100.0%)		$33,261,435

Sector Diversification	Percentage
Consumer Discretionary	24.6%
Industrials	17.6%
Financials	16.3%
Information Technology	10.6%
Health Care	8.1%
Consumer Staples	8.0%
Materials	5.7%
Energy	2.8%
Total Portfolio	93.7%

Short-Term Investments and Other Assets in Excess of Liabilities	6.3%

Total Net Assets	100.0%

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

P / 39

Statements of Assets and Liabilities

Rainier Funds

March 31, 2014

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
ASSETS
Investments in securities, at cost (Note 2)	$426,489,592	$840,774,837

Investment in securities, at value (Note 2,5)	$570,437,986	$1,009,154,496
Cash	–	59,024
Cash, denominated in foreign currency (cost $65,356)	–	–
Receivables
Investment securities sold	12,376,706	13,362,154
Dividends and interest	253,856	325,723
Fund shares sold	839,504	2,339,303
Due from Adviser	24,783	66,075
Foreign tax reclaims	10,765	1,602
Prepaid expenses	49,375	61,389

Total Assets	583,992,975	1,025,369,766

LIABILITIES
Payables
Investment securities purchased	12,711,807	20,301,509
Fund shares redeemed	11,298,223	726,775
Distributions to shareholders	–	–
Due to Investment Adviser (Note 3)	346,962	729,188
Due under Distribution Plan – Original and Class A Shares (Note 7)	52,029	46,413
Accrued expenses	148,643	378,383
Deferred trustees compensation (Note 3)	305,103	88,946

Total Liabilities	24,862,767	22,271,214

Net Assets	$559,130,208	$1,003,098,552

COMPONENTS OF NET ASSETS
Paid-in capital	$381,966,468	$783,622,971
Accumulated undistributed net investment loss	(283,194)	(88,946)
Accumulated undistributed net realized gain on investments	33,498,540	51,184,868
Net unrealized appreciation (depreciation) on:
Investments	143,948,394	168,379,659
Foreign currency	–	–

Net assets	$559,130,208	$1,003,098,552

Original shares
Net assets applicable to shares outstanding	$163,491,387	$137,849,378
Shares outstanding	5,536,128	2,590,773
Net asset value, offering and redemption price per share	$29.53	$53.21

Institutional shares
Net assets applicable to shares outstanding	$395,638,821	$865,249,174
Shares outstanding	13,257,028	15,893,021
Net asset value, offering and redemption price per share	$29.84	$54.44

Class A shares
Net assets applicable to shares outstanding	–	–
Shares outstanding	–	–
Net asset value and redemption price per share	–	–
Offering price per share	–	–

The accompanying notes are an integral part of these financial statements.

P / 40

SMALL/MID CAP EQUITY FUND	BALANCED FUND	INTERMEDIATE FIXED INCOME FUND	HIGH YIELD FUND	INTERNATIONAL DISCOVERY FUND

$1,440,681,710	$25,140,924	$101,610,369	$43,894,106	$25,580,342

$1,736,202,688	$30,253,017	$104,601,678	$46,700,169	$33,238,331
105,798	–	–	–	731
–	–	–	–	64,863

38,788,547	404,166	1,930,028	–	346,543
481,335	93,323	584,863	876,478	35,341
895,996	–	2,386	20,028	487,374
–	669	15,607	2,688	1,320
2,368	303	–	–	7,513
67,858	20,163	19,800	12,979	26,958

1,776,544,590	30,771,641	107,154,362	47,612,342	34,208,974

20,348,209	419,453	–	250,000	869,205
23,540,196	835	58,434	9,030	28,303
–	9	400	7,268	–
1,297,139	18,459	45,327	22,013	27,094
209,403	2,810	14,727	40	919
478,423	16,637	25,322	16,055	21,777
552,136	70,800	57,280	7,487	241

46,425,506	529,003	201,490	311,893	947,539

$1,730,119,084	$30,242,638	$106,952,872	$47,300,449	$33,261,435

$1,304,037,320	$24,201,223	$103,435,826	$44,237,494	$24,450,132
(3,093,601)	(64,649)	(53,368)	(6,860)	(241)

133,654,387	993,971	579,105	263,752	1,153,781

295,520,978	5,112,093	2,991,309	2,806,063	7,657,989
–	–	–	–	(226)

$1,730,119,084	$30,242,638	$106,952,872	$47,300,449	$33,261,435

$771,894,617	$7,262,228	$106,952,872	$81,644	–
15,825,224	478,994	8,279,491	6,618	–

$48.78	$15.16	$12.92	$12.34	–

$958,224,467	$22,980,410	–	$47,218,805	$30,322,766
18,999,650	1,504,407	–	3,831,874	1,946,075

$50.43	$15.28	–	$12.32	$15.58

–	–	–	–	$2,938,669
–	–	–	–	188,841

–	–	–	–	$15.56
–	–	–	–	$16.51

The accompanying notes are an integral part of these financial statements.

P / 41

Statements of Operations

Rainier Funds

For the fiscal year ending March 31, 2014

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $69,729, $11,452, $21,273, $1,968, 0, 0, and $45,063 respectively	$5,565,203	$6,045,052
Interest	–	–

Total Income	5,565,203	6,045,052

Expenses
Investment advisory fees (Note 3)	4,288,380	7,961,812
Sub-transfer agent fees (Note 3)	668,654	1,354,909
Distribution fees – Original shares (Note 7)	420,821	400,135
Administration fees* (Note 3)	292,101	446,699
Trustee fees (Note 3)	79,866	71,689
Reports to shareholders	74,806	214,368
Registration expense	60,744	69,845
Compliance fees	27,939	41,650
Audit fees	26,294	40,390
Legal fees	8,261	13,685
Tax service fees	–	–
Interest Expense (Note 2)	–	–
Miscellaneous expense	56,751	78,502

Total expenses	6,004,617	10,693,684
Fees waived and expenses absorbed	(428,838)	(351,343)
Expense recouped (Note 3)	–	5,790

Net expenses	5,575,779	10,348,131

Net investment income (loss)	(10,576)	(4,303,079)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
Investments	110,607,445	133,037,539
Foreign currency	–	–
Participatory notes	–	–
Net change in unrealized appreciation/depreciation on:
Investments	4,201,138	43,909,290
Foreign currency	–	–
Participatory notes	–	–

Net realized and unrealized gain on investments	114,808,583	176,946,829

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$114,798,007	$172,643,750

*Includes administrator, transfer agent, fund accounting and custody fees.

The accompanying notes are an integral part of these financial statements.

P / 42

SMALL/MID CAP EQUITY FUND	BALANCED FUND	INTERMEDIATE FIXED INCOME FUND	HIGH YIELD FUND	INTERNATIONAL DISCOVERY FUND

$11,701,012	$165,110	$–	$10,125	$338,975
–	377,347	3,056,004	2,882,144	16

11,701,012	542,457	3,056,004	2,892,269	338,991

16,874,823	209,936	541,561	244,790	260,710
1,929,089	8,820	27,934	1,133	8,832
2,405,987	18,356	108,312	276	3,413
946,466	24,909	51,651	24,868	72,055
205,909	10,937	14,458	3,809	1,537
236,974	2,067	2,305	1,817	2,067
57,854	32,263	24,655	37,866	44,520
91,337	1,342	4,893	832	1,122
78,537	10,766	13,419	11,468	11,031
28,872	304	1,285	587	417
–	–	–	–	8,000
3,530	–	–	–	–
179,457	3,786	9,698	4,733	10,013

23,038,835	323,486	800,171	332,179	423,717
–	(23,216)	(204,455)	(42,602)	(94,417)
–	–	–	–	–

23,038,835	300,270	595,716	289,577	329,300

(11,337,823)	242,187	2,460,288	2,602,692	9,691

386,399,339	3,292,479	817,009	878,964	2,144,375
–	–	–	–	(36,691)
–	–	–	–	68,646

14,951,477	(161,555)	(3,143,921)	(289,432)	3,394,083
–	–	–	–	(307)
–	–	–	–	(111,487)

401,350,816	3,130,924	(2,326,912)	589,532	5,458,619

$390,012,993	$3,373,111	$133,376	$3,192,224	$5,468,310

The accompanying notes are an integral part of these financial statements.

P / 43

Statements of Changes in Net Assets

Rainier Funds

March 31, 2014

	LARGE CAP EQUITY FUND
Fiscal year ending March 31,	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$(10,576)	$4,273,315
Net realized gain on investments	110,607,445	112,043,735
Net change in unrealized appreciation/depreciation on investments	4,201,138	(72,031,946)

Increase in net assets resulting from operations	114,798,007	44,285,104

Distributions to shareholders
From net investment income
Original shares	(312,848)	(603,981)
Institutional shares	(2,131,100)	(3,443,975)
From net realized gain on investments sold
Original shares	(24,524,193)	(3,006,481)
Institutional shares	(64,128,141)	(7,957,414)

Decrease in net assets from distributions	(91,096,282)	(15,011,851)

Capital share transactions
Proceeds from shares sold
Original shares	15,897,399	24,279,133
Institutional shares	61,529,421	93,964,774
Proceeds from shares reinvested
Original shares	24,593,183	3,163,071
Institutional shares	65,990,512	11,310,361
Cost of shares redeemed
Original shares	(71,697,541)	(187,191,225)
Institutional shares	(208,213,375)	(238,857,288)

Net increase (decrease) from capital share transactions	(111,900,401)	(293,331,174)

Net increase (decrease) in net assets	(88,198,676)	(264,057,921)

NET ASSETS
Beginning of Year	647,328,884	911,386,805

End of Year	$559,130,208	$647,328,884

Accumulated undistributed net investment income (loss)	$(283,194)	$2,171,330

Original shares
Shares sold	518,564	911,321
Shares issued on reinvestment of distributions	859,902	119,226
Shares redeemed	(2,378,322)	(7,071,600)

Net decrease in shares outstanding	(999,856)	(6,041,053)

Institutional shares
Shares sold	2,014,215	3,507,701
Shares issued on reinvestment of distributions	2,284,990	422,817
Shares redeemed	(6,749,224)	(8,790,482)

Net increase (decrease) in shares outstanding	(2,450,019)	(4,859,964)

The accompanying notes are an integral part of these financial statements.

P / 44

MID CAP EQUITY FUND		SMALL/MID CAP EQUITY FUND		BALANCED FUND
2014	2013	2014	2013	2014	2013

$(4,303,079)	$(2,257,399)	$(11,337,823)	$(8,295,627)	$242,187	$450,358
133,037,539	93,474,307	386,399,339	300,996,326	3,292,479	3,905,754

43,909,290	(15,481,897)	14,951,477	(124,367,084)	(161,555)	(2,514,010)

172,643,750	75,735,011	390,012,993	168,333,615	3,373,111	1,842,102

–	–	–	–	(44,395)	(128,410)
–	–	–	–	(200,171)	(403,985)

(12,487,213)	–	(7,791,086)	–	(857,900)	(900,207)
(67,109,508)	–	(9,886,038)	–	(2,697,543)	(2,008,581)

(79,596,721)	–	(17,677,124)	–	(3,800,009)	(3,441,183)

16,576,957	44,174,531	100,011,339	139,868,125	297,245	217,032
221,360,112	226,123,474	110,021,817	150,993,847	730,843	1,282,944

12,004,383	–	7,679,470	–	901,822	1,028,169
66,967,368	–	9,872,792	–	2,897,714	2,412,608

(117,732,283)	(123,134,496)	(607,551,253)	(437,759,013)	(1,844,160)	(3,693,599)
(231,681,065)	(229,402,726)	(409,359,324)	(468,515,528)	(2,198,211)	(12,689,002)

(32,504,528)	(82,239,217)	(789,325,159)	(615,412,569)	785,253	(11,441,848)

60,542,501	(6,504,206)	(416,989,290)	(447,078,954)	358,355	(13,040,929)

942,556,051	949,060,257	2,147,108,374	2,594,187,328	29,884,283	42,925,212

$1,003,098,552	$942,556,051	$1,730,119,084	$2,147,108,374	$30,242,638	$29,884,283

$(88,946)	$(1,167,675)	$(3,093,601)	$(3,482,270)	$(64,649)	$(62,241)

321,512	1,024,000	2,276,159	3,897,875	18,969	13,810
239,752	–	166,403	–	60,487	69,702
(2,304,318)	(2,887,771)	(13,543,577)	(12,276,125)	(116,516)	(236,117)

(1,743,054)	(1,863,771)	(11,101,015)	(8,378,250)	(37,060)	(152,605)

4,193,462	5,292,228	2,369,562	4,096,298	46,567	81,040
1,308,212	–	207,064	–	192,766	161,966
(4,439,892)	(5,300,310)	(8,848,762)	(12,871,730)	(138,980)	(784,866)

1,061,782	(8,082)	(6,272,136)	(8,775,432)	100,353	(541,860)

The accompanying notes are an integral part of these financial statements.

P / 45

Statement of Changes in Net Assets

Rainier Funds

March 31, 2014

	INTERMEDIATE FIXED INCOME FUND
Fiscal year ending March 31,	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$2,460,288	$3,046,516
Net realized gain (loss) on investments	817,009	601,048
Net change in unrealized appreciation/depreciation on investments	(3,143,921)	301,437

Increase in net assets resulting from operations	133,376	3,949,001

Distributions to shareholders
From net investment income
Original shares	(2,485,174)	(3,037,552)
Institutional shares	–	–
Class A shares	–	–
From net realized gain on investments sold
Original shares	(835,070)	(665,429)
Institutional shares	–	–
Class A shares	–	–

Decrease in net assets from distributions	(3,320,244)	(3,702,981)

Capital share transactions
Proceeds from shares sold
Original shares	22,835,631	16,146,892
Institutional shares	–	–
Class A shares	–	–
Proceeds from shares reinvested
Original shares	3,313,868	3,677,046
Institutional shares	–	–
Class A shares	–	–
Cost of shares redeemed
Original shares	(25,159,608)	(19,919,284)
Institutional shares	–	–
Class A shares	–	–

Net increase (decrease) from capital share transactions	989,891	(95,346)

Net increase (decrease) in net assets	(2,196,977)	150,674
NET ASSETS
Beginning of Year	109,149,849	108,999,175

End of Year	$106,952,872	$109,149,849

Accumulated undistributed net investment income (loss)	$(53,368)	$(29,234)

Original shares
Shares sold	1,749,379	1,208,048
Shares issued on reinvestment of distributions	254,847	275,397
Shares redeemed	(1,926,938)	(1,491,197)

Net increase (decrease) in shares outstanding	77,288	(7,752)

Institutional shares
Shares sold	–	–
Shares issued on reinvestment of distributions	–	–
Shares redeemed	–	–

Net increase in shares outstanding	–	–

Class A shares
Shares sold	–	–
Shares issued on reinvestment of distributions	–	–
Shares redeemed	–	–

Net increase in shares outstanding	–	–

The accompanying notes are an integral part of these financial statements.

P / 46

HIGH YIELD FUND		INTERNATIONAL DISCOVERY FUND
2014	2013	2014	2013

$2,602,692	$2,447,203	$9,691	$24,486
878,964	421,066	2,176,330	(474,534)

(289,432)	1,203,514	3,282,289	4,345,792

3,192,224	4,071,783	5,468,310	3,895,744

(7,747)	(397)	–	–
(2,615,272)	(2,432,767)	(22,705)	(40,777)
–	–	(533)	(25)

(9,044)	(162)	–	–
(863,077)	(638,222)	(451,817)	–
–	–	(41,440)	–

(3,495,140)	(3,071,548)	(516,495)	(40,802)

467,873	10,132	–	–
5,235,635	4,523,028	6,605,478	5,420,651
–	–	2,950,104	73,000

14,926	559	–	–
3,350,633	2,922,829	474,192	39,992
–	–	40,169	25

(403,569)	–	–	–
(3,762,902)	(3,547,142)	(1,842,003)	(44,818)
–	–	(359,973)	(10,000)

4,902,596	3,909,406	7,867,967	5,478,850

4,599,680	4,909,641	12,819,782	9,333,792

42,700,769	37,791,128	20,441,653	11,107,861

$47,300,449	$42,700,769	$33,261,435	$20,441,653

$(6,860)	$13,776	$(241)	$(13,234)

37,688	823	–	–
1,223	45	–	–
(33,161)	–	–	–

5,750	868	–	–

427,904	364,752	460,910	472,351
273,577	237,607	33,230	3,561
(303,271)	(285,939)	(128,259)	(3,918)

398,210	316,420	365,881	471,994

–	–	204,995	5,948
–	–	2,817	2
–	–	(24,037)	(884)

–	–	183,775	5,066

The accompanying notes are an integral part of these financial statements.

P / 47

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2014	2013	2012	2011	2010

Net asset value, beginning of year	$28.91	$27.33	$26.44	$22.69	$16.21

Income (loss) from investment operations:
Net investment income (loss)	(0.06)*	0.09 *	0.01 *	0.03 *	0.09

Net realized and unrealized gain on investments	5.70	2.01	0.95	3.82	6.49

Total from investment operations	5.64	2.10	0.96	3.85	6.58

Less distributions:
From net investment income	(0.06)	(0.09)	(0.07)	(0.10)	(0.10)

From net realized gains	(4.96)	(0.43)	–	–	–

Total distributions	(5.02)	(0.52)	(0.07)	(0.10)	(0.10)

Net asset value, end of year	$29.53	$28.91	$27.33	$26.44	$22.69

Total return	20.09%	7.82%	3.67%	16.98%	40.60%

Ratios/supplemental data:
Net assets, end of year (in millions)	$163.5	$189.0	$343.7	$540.1	$699.6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.19%	1.20%	1.17%	1.15%	1.12%

After fees waived and expenses absorbed	1.12%	1.18%	n/a	n/a	n/a

Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed	(0.20%)	0.35%	0.02%	0.12%	0.36%

Portfolio turnover rate**	81.53%	84.93%	85.70%	74.09%	100.19%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 48

Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2014	2013	2012	2011	2010

Net asset value, beginning of year	$48.50	$44.62	$43.42	$33.43	$22.42

Income (loss) from investment operations:
Net investment loss	(0.37)*	(0.20)*	(0.13)*	(0.21)	(0.12)*

Net realized and unrealized gain on investments	9.87	4.08	1.33	10.20	11.13

Total from investment operations	9.50	3.88	1.20	9.99	11.01

Less distributions:
From net investment income	–	–	–	–	(0.00)**

From net realized gains	(4.79)	–	–	–	–

Total distributions	(4.79)	–	–	–	(0.00)**

Net asset value, end of year	$53.21	$48.50	$44.62	$43.42	$33.43

Total return	20.21%	8.70%	2.76%	29.88%	49.13%

Ratios/supplemental data:
Net assets, end of year (in millions)	$137.8	$210.2	$276.6	$466.5	$386.2

Ratio of expenses to average net assets:
Before fees waived or expenses absorbed/recouped	1.34%	1.35%	1.31%	1.30%	1.29%

After fees waived or expenses absorbed/recouped	1.35%	1.35%	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.72%)	(0.47%)	(0.65%)	(0.59%)	(0.43%)

Portfolio turnover rate***	149.80%	131.10%	127.86%	110.64%	144.92%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 49

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

SMALL/MID CAP EQUITY FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2014	2013	2012	2011	2010

Net asset value, beginning of year	$40.54	$36.91	$35.65	$27.60	$18.67

Income (loss) from investment operations:
Net investment loss	(0.32)*	(0.19)*	(0.25)*+	(0.23)	(0.12)*

Net realized and unrealized gain on investments	9.03	3.82	1.51	8.28	9.05

Total from investment operations	8.71	3.63	1.26	8.05	8.93

Less distributions:
From net investment income	–	–	–	–	–

From net realized gains	(0.47)	–	–	–	–

Total distributions	(0.47)	–	–	–	–

Net asset value, end of year	$48.78	$40.54	$36.91	$35.65	$27.60

Total return	21.55%	9.83%	3.53%	29.17%	47.83%

Ratios/supplemental data:
Net assets, end of year (in millions)	$771.9	$1,091.5	$1,302.9	$1,781.6	$1,880.7

Ratio of expenses to average net assets:	1.32%	1.29%	1.26%	1.24%	1.21%

Ratio of net investment income to average net assets	(0.73%)	(0.52%)	(0.74%)	(0.65%)	(0.52%)

Portfolio turnover rate**	139.65%	121.29%	110.71%	112.96%	127.18%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

P / 50

Rainier Funds

For a capital share outstanding throughout the period

BALANCED FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2014	2013	2012	2011	2010

Net asset value, beginning of year	$15.49	$16.35	$15.82	$14.22	$11.24

Income (loss) from investment operations:
Net investment income	0.10	0.17 *	0.17 *	0.16	0.20

Net realized and unrealized gain on investments	1.66	0.76	0.53	1.60	2.97

Total from investment operations	1.76	0.93	0.70	1.76	3.17

Less distributions:
From net investment income	(0.10)	(0.22)	(0.17)	(0.16)	(0.19)

From net realized gains	(1.99)	(1.57)	–	–	–

Total distributions	(2.09)	(1.79)	(0.17)	(0.16)	(0.19)

Net asset value, end of year	$15.16	$15.49	$16.35	$15.82	$14.22

Total return	11.66%	6.59%	4.22%	12.52%	28.35%

Ratios/supplemental data:
Net assets, end of year (in millions)	$7.3	$8.0	$10.9	$39.7	$51.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.34%	1.28%	1.16%	1.16%	1.12%

After fees waived and expenses absorbed	1.19%	1.19%	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.62%	1.09%	0.98%	1.13%	1.50%

Portfolio turnover rate**	88.71%	67.14%	77.20%	69.29%	84.74%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 51

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

INTERMEDIATE FIXED INCOME FUND – ORIGINAL SHARES Fiscal year ending March 31,

	2014	2013	2012	2011	2010

Net asset value, beginning of year	$13.31	$13.28	$13.07	$13.03	$12.33

Income (loss) from investment operations:
Net investment income	0.30	0.38	0.42	0.45	0.49

Net realized and unrealized gain/(loss) on investments	(0.29)	0.11	0.33	0.15	0.70

Total from investment operations	0.01	0.49	0.75	0.60	1.19

Less distributions:
From net investment income	(0.30)	(0.38)	(0.43)	(0.45)	(0.49)

From net realized gains	(0.10)	(0.08)	(0.11)	(0.11)	–

Total distributions	(0.40)	(0.46)	(0.54)	(0.56)	(0.49)

Net asset value, end of year	$12.92	$13.31	$13.28	$13.07	$13.03

Total return	0.08%	3.73%	5.83%	4.62%	9.75%

Ratios/supplemental data:
Net assets, end of year (in millions)	$107.0	$109.1	$109.0	$110.6	$130.7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.74%	0.74%	0.72%	0.71%	0.70%

After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	2.27%	2.82%	3.14%	3.36%	3.80%

Portfolio turnover rate*	136.10%	30.63%	32.65%	40.18%	44.49%

*Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 52

Rainier Funds

For a capital share outstanding throughout the period

HIGH YIELD FUND – ORIGINAL SHARES

	Fiscal year ending March 31, 2014	July 31, 2012* through Mar. 31, 2013

Net asset value, beginning of year	$12.43	$12.26

Income (loss) from investment operations:
Net investment income	0.66 **	0.49	**

Net realized and unrealized gain on investments	0.18	0.35

Total from investment operations	0.84	0.84

Less distributions:
From net investment income	(0.69)	(0.48)

From net realized gains	(0.24)	(0.19)

Total distributions	(0.93)	(0.67)

Net asset value, end of year	$12.34	$12.43

Total return	7.07%	7.01	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$0.1	$0.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.00%	1.03	%‡

After fees waived and expenses absorbed	0.90%	0.90	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	5.33%	5.90	%‡

Portfolio turnover rate***	28.71%	32.74	%†

*Commencement of operations.

**Computed using the average shares method.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 53

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2014	2013	2012	2011	2010

Net asset value, beginning of year	$29.18	$27.60	$26.67	$22.85	$16.29

Income (loss) from investment operations:
Net investment income	0.02 *	0.18 *	0.07 *	0.09 *	0.13 *

Net realized and unrealized gain on investments	5.76	2.01	0.95	3.85	6.54

Total from investment operations	5.78	2.19	1.02	3.94	6.67

Less distributions:
From net investment income	(0.16)	(0.18)	(0.09)	(0.12)	(0.11)

From net realized gains	(4.96)	(0.43)	–	–	–

Total distributions	(5.12)	(0.61)	(0.09)	(0.12)	(0.11)

Net asset value, end of year	$29.84	$29.18	$27.60	$26.67	$22.85

Total return	20.42%	8.13%	3.91%	17.31%	40.93%

Ratios/supplemental data:
Net assets, end of year (in millions)	$395.6	$458.3	$567.7	$821.7	$848.6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.90%	0.94%	0.92%	0.90%	0.88%

After fees waived and expenses absorbed	0.83%	0.92%	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.07%	0.67%	0.28%	0.37%	0.62%

Portfolio turnover rate**	81.53%	84.93%	85.70%	74.09%	100.19%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 54

Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2014	2013	2012	2011	2010

Net asset value, beginning of year	$49.38	$45.32	$43.98	$33.78	$22.61

Income (loss) from investment operations:
Net investment loss	(0.21)*	(0.08)*	(0.01)*	(0.11)	(0.03)

Net realized and unrealized gain on investments	10.06	4.14	1.35	10.31	11.22

Total from investment operations	9.85	4.06	1.34	10.20	11.19

Less distributions:
From net investment income	–	–	–	–	(0.02)

From net realized gains	(4.79)	–	–	–	–

Total distributions	(4.79)	–	–	–	(0.02)

Net asset value, end of year	$54.44	$49.38	$45.32	$43.98	$33.78

Total return	20.57%	8.96%	3.05%	30.20%	49.50%

Ratios/supplemental data:
Net assets, end of year (in millions)	$865.2	$732.4	$672.5	$467.7	$312.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.10%	1.10%	1.06%	1.05%	1.04%

After fees waived and expenses absorbed	1.05%	1.09%	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.41%)	(0.19%)	(0.35%)	(0.34%)	(0.14%)

Portfolio turnover rate**	149.80%	131.10%	127.86%	110.64%	144.92%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 55

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

SMALL/MID CAP EQUITY FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2014	2013	2012	2011	2010

Net asset value, beginning of year	$41.77	$37.93	$36.54	$28.22	$19.05

Income (loss) from investment operations:
Net investment loss	(0.19)*	(0.09)*	(0.16)*+	(0.13)	(0.06)*

Net realized and unrealized gain on investments	9.32	3.93	1.55	8.45	9.23

Total from investment operations	9.13	3.84	1.39	8.32	9.17

Less distributions:
From net investment income	–	–	–	–	–

From net realized gains	(0.47)	–	–	–	–

Total distributions	(0.47)	–	–	–	–

Net asset value, end of year	$50.43	$41.77	$37.93	$36.54	$28.22

Total return	21.92%	10.12%	3.80%	29.48%	48.14%

Ratios/supplemental data:
Net assets, end of year (in millions)	$958.2	$1,055.6	$1,291.3	$1,445.2	$1,428.1

Ratio of expenses to average net assets:	1.01%	1.02%	1.01%	0.99%	0.96%

Ratio of net investment income to average net assets	(0.42%)	(0.23%)	(0.47%)	(0.39%)	(0.26%)

Portfolio turnover rate**	139.65%	121.29%	110.71%	112.96%	127.18%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+Net Investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

BALANCED FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2014	2013	2012	2011	2010

Net asset value, beginning of year	$15.59	$16.44	$15.91	$14.30	$11.30

Income (loss) from investment operations:
Net investment income	0.14	0.21 *	0.21 *	0.20	0.23

Net realized and unrealized gain on investments	1.68	0.77	0.53	1.61	2.99

Total from investment operations	1.82	0.98	0.74	1.81	3.22

Less distributions:
From net investment income	(0.14)	(0.26)	(0.21)	(0.20)	(0.22)

From net realized gains	(1.99)	(1.57)	–	–	–

Total distributions	(2.13)	(1.83)	(0.21)	(0.20)	(0.22)

Net asset value, end of year	$15.28	$15.59	$16.44	$15.91	$14.30

Total return	12.03%	6.76%	4.63%	12.81%	28.68%

Ratios/supplemental data:
Net assets, end of year (in millions)	$23.0	$21.9	$32.0	$32.1	$30.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.99%	1.00%	0.91%	0.91%	0.87%

After fees waived and expenses absorbed	0.94%	0.94%	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.87%	1.32%	1.23%	1.38%	1.75%

Portfolio turnover rate**	88.71%	67.14%	77.20%	69.29%	84.74%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

HIGH YIELD FUND – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2014	2013	2012	2011	2010

Net asset value, beginning of year	$12.43	$12.12	$12.06	$11.84	$10.00

Income (loss) from investment operations:
Net investment income	0.72	0.76	0.78	0.87	0.90

Net realized and unrealized gain on investments	0.13	0.50	0.12	0.63	1.91

Total from investment operations	0.85	1.26	0.90	1.50	2.81

Less distributions:
From net investment income	(0.72)	(0.75)	(0.78)	(0.87)	(0.89)

From net realized gains	(0.24)	(0.20)	(0.06)	(0.41)	(0.08)

Total distributions	(0.96)	(0.95)	(0.84)	(1.28)	(0.97)

Net asset value, end of year	$12.32	$12.43	$12.12	$12.06	$11.84

Total return	7.16%	10.74%	7.81%	13.21%	28.86%

Ratios/supplemental data:
Net assets, end of year (in millions)	$47.2	$42.7	$37.8	$16.0	$12.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.75%	0.78%	0.73%	0.77%	0.95%

After fees waived and expenses absorbed	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	5.85%	6.14%	6.55%	7.20%	8.22%

Portfolio turnover rate*	28.71%	32.74%	42.05%	26.16%	67.89%

*Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Rainier Funds

For a capital share outstanding throughout the period

INTERNATIONAL DISCOVERY FUND – INSTITUTIONAL SHARES

	Fiscal year ending March 31, 2014	Fiscal year ending March 31, 2013	March 28, 2012* through Mar. 31, 2012

Net asset value, beginning of year	$12.89	$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.01 ***	0.02	0.00	**

Net realized and unrealized gain on investments	2.95	2.88	0.02

Total from investment operations	2.96	2.90	0.02

Less distributions:
From net investment income	(0.01)	(0.03)	–

From net realized gains	(0.26)	–	–

Total distributions	(0.27)	(0.03)	–

Net asset value, end of year	$15.58	$12.89	$10.02

Total return	23.15%	29.00%	0.20	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$30.3	$20.4	$11.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.61%	2.42%	2.12	%‡

After fees waived and expenses absorbed	1.25%	1.25%	1.25	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.08%	0.18%	0.33	%‡

Portfolio turnover rate****	80.14%	78.16%	0.23	%†

†Not annualized.

‡Annualized

*Commencement of operations.

**Amount is less than $0.01 per share.

***Computed using the average shares method.

****Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

INTERNATIONAL DISCOVERY FUND – CLASS A SHARES

	Fiscal year ending March 31, 2014		November 30, 2012* through Mar. 31, 2013

Net asset value, beginning of year	$12.89		$11.21

Income (loss) from investment operations:
Net investment income (loss)	(0.10	)**	0.04	**

Net realized and unrealized gain on investments	3.03		1.67

Total from investment operations	2.93		1.71

Less distributions:
From net investment income	(0.00	)***	(0.03)

From net realized gains	(0.26)		–

Total distributions	(0.26)		(0.03)

Net asset value, end of year	$15.56		$12.89

Total return	22.91%		15.28	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$2.9		$0.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.83%		2.78	%‡

After fees waived and expenses absorbed	1.50%		1.50	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.66%)		0.89	%‡

Portfolio turnover rate****	80.14%		78.16	%†

†Not annualized.

‡Annualized

*Commencement of operations.

**Computed using the average shares method.

***Amount is less than $0.01 per share.

****Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

Rainier Funds

March 31, 2014

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of eight separate series, seven of which are included herein: the Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Balanced Fund, Intermediate Fixed Income Fund, High Yield Fund and International Discovery Fund (each a “Fund”, and together the “Funds”).

The Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund and International Discovery Fund seek to maximize long-term capital appreciation. The Balanced Fund seeks to provide investors with a balance of long-term capital appreciation and current income. The Intermediate Fixed Income Fund seeks to provide investors with current income. The High Yield Fund seeks to earn a high level of current income; capital appreciation is a secondary objective.

Each Fund (except the Intermediate Fixed Income Fund) offers two classes of shares. The International Discovery Fund offers Class A Shares and Institutional Shares; the other multi-class Funds offer Original Shares and Institutional Shares. Each class of shares represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them and the Class A shares may be subject to a sales charge. The Class A Shares and Original Shares are subject to an annual distribution fee as described in Note 8. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Fund and Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser’s Pricing Committee (the “Pricing Committee”) pursuant to the Trust’s Security Valuation Policy. When market quotations are not available, deemed not suitable or a significant event has occurred, securities shall be fair valued by the Pricing Committee in accordance with the Security Valuation Policy. Pricing vendors may be unwilling or unable to obtain prices for certain securities or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended and securities traded in

P / 61

Notes to Financial Statements

Rainier Funds

March 31, 2014

certain foreign markets may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Pricing Committee and is defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. No one may change or authorize a change in a security price or otherwise deviate from the Security Valuation Policy without first obtaining approval from the Pricing Committee. The Board’s Fair Value Committee monitors and reviews the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and makes determinations as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments, and there is no single standard for determining fair value.

The Funds normally price their securities as follows: all equity securities that are traded on a national securities exchange (including exchange-traded fund shares) are valued at the last reported sale price on the exchange where it is primarily traded. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and ask prices will be used. A security listed on a foreign exchange is generally valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. Participatory notes are valued at the price of the underlying security or based on an evaluated price provided by a pricing service. The Trustees have retained an independent fair value pricing service to assist in valuing foreign securities held by the International Discovery Fund on a daily basis. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when certain criteria are met. The Funds also utilize the fair value pricing service for fixed income holdings in the Balanced, Intermediate Fixed Income and High Yield Funds on certain bond market holidays.

Prices for debt securities held by the Funds shall be provided by the pricing vendor, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. If a price is not available from pricing services, then fair value will be determined as set forth in the Security Valuation Policy.

As of March 31, 2014, there were no securities held in the Funds that required fair valuation by the Pricing Committee in accordance with the Security Valuation Policy. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex- dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond

P / 62

discounts are accreted and premiums are amortized using the interest method.

Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

As of and during the period ended March 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Funds did not incur any interest or tax penalties. As of March 31, 2014, open tax years subject to examination included the tax years ended March 31, 2011 through 2013.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

F) Foreign Currency Translation. Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions.

The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds bear the risk of changes in foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

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Notes to Financial Statements

Rainier Funds

March 31, 2014

G) Accounting for Derivatives. The Funds are required to disclose additional information regarding the use of derivatives. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause a Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived there from. The International Discovery Fund also may use participatory notes to allow for indirect investment in foreign securities without registration in those markets. The average market value of participatory notes during the year ended March 31, 2014, was $200,588. See Note 6.

H) Subsequent Events. Accounting standards require the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non- recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

I) Line of Credit. During the year ended March 31, 2014, the Trust held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. At March 31, 2014, none of the Funds had a balance outstanding under the line of credit. During the year ended March 31, 2014, the Small/Mid Cap Equity

Fund borrowed one time for a duration of one day, a balance of $39.1 million, and paid $3,530 of interest expense. The Large Cap Equity Fund, Mid Cap Equity Fund, Balanced Fund, Intermediate Fixed Income Fund, High Yield Fund, and International Discovery Fund did not borrow under the line of credit during the year ended March 31, 2014.

NOTE 3. COMMITMENTS, OTHER RELATED- PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, LLC. (the “Investment Adviser”). Under the terms of the agreement, the Funds will pay an investment advisory fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Fund	0.70%
Mid Cap Equity Fund	0.85%
Small/Mid Cap Equity Fund	0.85%
Balanced Fund	0.70%
Intermediate Fixed Income Fund	0.50%
High Yield Fund	0.55%
International Discovery Fund	1.00%

B) Fee Waivers and Expense Caps

Fee Waivers: The Investment Adviser has contractually agreed to waive fees and/or reimburse operating expenses for the Large Cap Equity Fund such that the annual rate of ordinary operating expenses is reduced by 0.05% through July 31, 2014.

The Investment Adviser has voluntarily undertaken to limit the sub-transfer agency expenses to no more than 0.10% of the average daily net assets of the Institutional

P / 64

Shares and 0.15% of the average daily net assets of the Original Shares of each Fund.

Expense Cap: Although not required to do so, the Investment Adviser has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets, excluding acquired fund fees and expenses (indirect expenses resulting from investment in other investment companies), interest, taxes, brokerage commissions, extraordinary expenses and sales charges (Note 8), will not exceed the following levels:

Fund Name	Class O	Class A	Class I
Large Cap Equity	1.29%	N/A	1.04%
Mid Cap Equity	1.35%	N/A	1.10%
Small/Mid Cap Equity	1.48%	N/A	1.23%
Balanced	1.19%	N/A	0.94%
Intermediated Fix Income	0.55%	N/A	N/A
High Yield	0.90%	N/A	0.65%
International Discovery	N/A	1.50%	1.25%

The Investment Adviser has contractually agreed to waive/reimburse expenses through July 31 2014. The Trust may terminate the contract with respect to one or more of the

Funds and one or more share classes at any time. The contract also terminates in the event that the Management Agreement between the Trust and Investment Adviser is terminated.

Expenses reimbursed by the Investment Adviser may be recouped from the Funds. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement and is subject to each Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations. The Adviser recaptured $5,790 of expenses reimbursed to the Mid Cap Equity Fund during the year ended March 31, 2014.

Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement. At March 31, 2014, the amounts available for recoupment that have been paid and/or waived by the Investment Adviser on behalf of the Funds are as follows:

Intermediate Fixed Income	$594,563
High Yield	$111,343
International Discovery	$254,677
Balanced	$ 45,315

The Investment Adviser may recapture a portion of the following amounts no later than March 31 of the years stated below:

	Intermediate Fixed Income	High Yield	International Discovery	Balanced
2015	$187,809	$18,151	$782	–
2016	$202,299	$50,590	$159,478	$22,099
2017	$204,455	$42,602	$94,417	$23,216

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Notes to Financial Statements

Rainier Funds

March 31, 2014

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion.

The International Discovery Fund also pays global custody fees based upon assets and the number of transactions in each country that the Fund invests.

The Trust will be subject to an annual minimum fee of $650,000. The Funds currently are also subject to a $25,000 per Fund annual minimum. Fund Services has agreed to waive a portion of the annual fee through July 31, 2014, for the Large Cap Equity Fund in the amount of 0.02% of average daily net assets.

D) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Adviser and are not compensated by the Trust for their services to the Trust. The Independent Trustees were paid $248,000 in aggregate for their services and reimbursed for travel expenses during the year ended March 31, 2014.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect a value of the investment elections. The Funds recognize the deferred compensation and the change in the value of the recordkeeping accounts as Trustee expense. The amount recognized for the year ended March 31, 2014, was $146,323.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the year ended March 31, 2014, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Equity	$493,472,061	$687,844,912
Mid Cap Equity	$1,387,196,917	$1,513,194,394
Small/Mid Cap Equity	$2,755,397,347	$3,555,019,881
Balanced	$17,240,944	$20,335,718
Intermediate Fixed Income	$22,503,315	$36,676,237
High Yield	$18,489,688	$12,187,278
International Discovery Fund	$26,171,479	$19,929,473

The Balanced Fund and Intermediate Fixed Income Fund purchased $8,923,000 and $120,109,623 and sold $8,033,156 and

P / 66

$110,544,914, respectively, of U.S. government securities. There were no purchases or sales of U.S. government securities by the Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, High Yield Fund and International Discovery Fund.

NOTE 5. FAIR VALUE OF FINANCIAL INSTRUMENTS AT MARCH 31, 2014

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy.

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rate, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

Equity securities that are traded on a national securities exchange are valued at the last reported sale price on the exchange where it is primarily traded. To the extent these securities have market quotes from active markets, they are classified as Level 1.

The Trustees have retained an independent fair value pricing service to assist in valuing foreign securities held by the International Discovery Fund on a daily basis. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when certain criteria are met. The Funds also utilize the fair value pricing source for fixed income holdings in the Balanced, Intermediate Fixed Income and High Yield Funds on certain bond market holidays. When adjustment factors are used, these valuations are categorized as Level 2.

Debt securities held by the Funds are valued by the Funds’ primary pricing vendor, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. These are categorized as Level 2.

In the event that prices are not available from a pricing service, the Adviser's Pricing Committee will determine a price in accordance with the Security Valuation Policy. If a fair valuation is utilized, these are categorized as Level 3.

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Notes to Financial Statements

Rainier Funds

March 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments based on the major classification in the Schedules of Investments as of March 31, 2014:

Rainier Large Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$562,297,642	$–	$–	$562,297,642
Total Equity	562,297,642	–	–	562,297,642

Short-Term Investments	8,140,344	–	–	8,140,344
Total Investments in Securities	$570,437,986	$–	$–	$570,437,986

Rainier Mid Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$984,501,123	$–	$–	$984,501,123
Total Equity	984,501,123	–	–	984,501,123

Short-Term Investments	24,653,373	–	–	24,653,373
Total Investments in Securities	$1,009,154,496	$–	$–	$1,009,154,496

Rainier Small/Mid Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$1,730,362,426	$–	$–	$1,730,362,426
Total Equity	1,730,362,426	–	–	1,730,362,426

Short-Term Investments	5,840,262	–	–	5,840,262
Total Investments in Securities	$1,736,202,688	$–	$–	$1,736,202,688

Rainier Balanced Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$18,404,367	$–	$–	$18,404,367
Total Equity	18,404,367	–	–	18,404,367
Fixed Income
Federal Agency Obligations	–	3,597,484	–	3,597,484
Corporate Bonds	–	8,074,703	–	8,074,703
Total Fixed Income	–	11,672,187	–	11,672,187

Short-Term Investments	176,463	–	–	176,463
Total Investments in Securities	$18,580,830	$11,672,187	$–	$30,253,017

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Rainier Intermediate Fixed Income Fund	Level 1	Level 2	Level 3	Total
Fixed Income
Federal Agency Obligations	$–	$36,553,530	$–	$36,553,530
Corporate Bonds	–	65,755,222	–	65,755,222
Total Fixed Income	–	102,308,752	–	102,308,752

Short-Term Investments	2,292,926	–	–	2,292,926
Total Investments in Securities	$2,292,926	$102,308,752	$–	$104,601,678

Rainier High Yield Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$218,322	$–	$–	$218,322
Total Equity	218,322	–	–	218,322
Fixed Income
Asset Backed Securities	–	506,250	–	506,250
Corporate Bonds	–	45,778,870	–	45,778,870
Total Fixed Income	–	46,285,120	–	46,285,120

Short-Term Investments	196,727	–	–	196,727
Total Investments in Securities	$415,049	$46,285,120	$–	$46,700,169

Rainier International Discovery Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$31,164,438	$–	$–	$31,164,438
Total Equity	31,164,438	–	–	31,164,438

Short-Term Investments	2,073,893	–	–	2,073,893
Total Investments in Securities	$33,238,331	$–	$–	$33,238,331

Rainier International Discovery Fund (*)
Transfers out of Level 2	$(12,572,520)
Transfers into Level 1	12,572,520

Net transfers	$–

* Transfers between Level 2 and Level 1 for the Rainier International Discovery Fund relate to the use of systematic fair valuation at the close of the prior annual reporting period ended March 31, 2013. On days when systematic fair valuation is used, certain non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. There were no other transfers into or out of Level 1, Level 2 or Level 3 in the other Funds.

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Notes to Financial Statements

Rainier Funds

March 31, 2014

NOTE 6. OTHER DERIVATIVE INFORMATION

For the year ended March 31, 2014, the effect of derivative contracts on the International Discovery Fund’s Statement of Operations was as follows:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity Contracts – Participatory Notes	$68,646	$(111,487)

NOTE 7. INCOME TAXES

As of March 31, 2014, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Equity Fund	Mid Cap Equity Fund	Small/Mid Cap Equity Fund	Balanced Fund	Intermediate Fixed Income Fund	High Yield Fund	International Discovery Fund
Cost of investments for tax purposes	$428,214,987	$843,618,217	$1,444,664,730	$25,256,120	$101,610,369	$43,882,383	$25,580,867

Gross tax unrealized appreciation	147,903,937	175,465,085	312,260,474	5,262,309	3,157,337	2,937,758	8,116,555
Gross tax unrealized depreciation	(5,680,938)	(9,928,806)	(20,722,516)	(265,412)	(166,028)	(119,972)	(459,091)

Net tax unrealized appreciation on investments	$142,222,999	$165,536,279	$291,537,958	$4,996,897	$2,991,309	$2,817,786	$7,657,464

Undistributed ordinary income	22,414,487	19,219,056	–	803,709	4,312	39,379	7,237
Undistributed long-term capital gains	12,831,357	34,809,192	137,637,407	307,218	579,105	225,623	1,147,069
Other accumulated earnings	(305,103)	(88,946)	(3,093,601)	(66,409)	(57,680)	(19,833)	(467)

Total accumulated earnings	$177,163,740	$219,475,581	$426,081,764	$6,041,415	$3,517,046	$3,062,955	$8,811,303

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses, reclassifications of paydown gains and losses on mortgage and asset-backed securities and adjustments made on the sale of

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partnership investments. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2014, the following table shows the reclassifications made:

	Paid-In- Capital	Undistributed Net Investment Income	Undistributed Net Realized Gain
Large Cap Equity Fund	$22,545,821	$–	$(22,545,821)
Mid Cap Equity Fund	13,682,291	5,381,808	(19,064,099)
Small/Mid Cap Equity Fund	(9,512,460)	11,726,492	(2,214,032)
Balanced Fund	258,694	(29)	(258,665)
Intermediate Fixed Income Fund	–	752	(752)
High Yield Fund	–	(309)	309
International Discovery Fund	21,314	26,540	(47,854)

As of March 31, 2014, none of the Funds have capital loss carry forward amounts (“CLCFs”).

During the year ended March 31, 2014, the Funds utilized the following amounts of capital loss carryforwards:

Capital Loss Carryover Utilized
International Discovery Fund	$480,785
Small/Mid Cap Equity Fund	231,104,279

The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of March 31, 2014, the following Funds deferred, on a tax basis, post-October losses and late year ordinary losses as shown in the table below:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income	High Yield	International Discovery
Capital Loss Carryovers	–	–	–	–	–	–	–
Post-October Losses	–	–	–	–	–	–	–
Late Year Ordinary Losses	–	–	$2,541,465	–	–	–	–

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

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Notes to Financial Statements

Rainier Funds

March 31, 2014

The tax components of distributions paid during the year ended March 31, 2014, were as follows:

	Year ended March 31, 2014		Year ended March 31, 2013
	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Large Cap Equity Fund	$19,230,739	$71,865,543	$4,047,956	$10,963,895
Mid Cap Equity Fund	$36,246,908	$43,349,813	–	–
Small/Mid Cap Equity Fund	–	$17,677,124	–	–
Balanced Fund	$537,506	$3,262,503	$532,395	$2,908,788
Intermediate Fixed Income Fund	$2,485,174	$835,070	$3,230,559	$472,422
High Yield Fund	$2,693,232	$801,908	$2,580,230	$491,316
International Discovery Fund	$23,238	$493,257	$40,802	–

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2014.

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NOTE 8. DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Adviser (as the distribution coordinator) at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Original Shares or Class A Shares. With respect to the Intermediate Fixed Income Fund, the annual rate is currently limited to 0.10% of average daily net assets of the Fund’s Original Class Shares. The fee is paid as reimbursement for, or in anticipation of, expenses incurred by third parties of the Investment Adviser for distribution-related and shareholder servicing activities related to each share class.

Third party distribution and servicing expenses may be paid directly by the Funds or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payment under the Plan.

Quasar Distributors, LLC (the “Distributor”), acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

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Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Rainier Investment Management Mutual Funds (the “Funds”) comprising Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Balanced Fund, Intermediate Fixed Income Fund, High Yield Fund, and International Discovery Fund, including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 19, 2014

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General Information

Rainier Funds

March 31, 2014

TAX INFORMATION

The percentage of dividend income distributed for the year ended March 31, 2014, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Large Cap Equity Fund 24.74%, Mid Cap Equity Fund 9.49%, Balanced Fund 19.46%, and International Discovery Fund 100.00%.

The percentage of dividend income distributed for the year ended March 31, 2014, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Large Cap Equity Fund 22.70%, Mid Cap Equity Fund 8.40%, and Balanced Fund 16.50%.

The percentage of taxable ordinary income distributed for the year ended March 31, 2014, designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c), is as follows: Large Cap Equity Fund 87.29%, Mid Cap Equity Fund 100.00%, Balanced Fund 54.50%, and High Yield Fund 2.61%.

For the year ended March 31, 2014, the Long-Term Capital Gains are designated as follows:

Large Cap Equity Fund	$94,411,364
Mid Cap Equity Fund	$57,032,104
Small/Mid Cap Equity Fund	$19,891,156
Balanced Fund	$3,521,197
Intermediate Fixed Income Fund	$835,070
High Yield Fund	$801,908
International Discovery Fund	$514,571

For the year ended March 31, 2014, the Rainier International Discovery Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Creditable Foreign Tax Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
$32,578	$0.0154	58.37%

PROXY VOTING POLICIES AND PROCEDURES

You may obtain the most recent Funds’ Proxy Voting Policy and guidelines and the Funds’ voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314 or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Fund will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Funds’ Form N-Qs will be available on the SEC’s website at

www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

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Trustee and Officer Information

Rainier Funds

March 31, 2014

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date initially elected or appointed+, principal occupation(s) during the past five years, number of Portfolios in Fund complex overseen by Trustee, and other directorships held by Trustee. The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, Private Investor and Consultant, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), from 2003 to 2014, 8, None

Joan Enticknap

601 Union St., Ste. 2801, Seattle, WA 98101 (1950), Trustee, November 2012, President and COO of HomeStreet Bank from 2001 to 2010; Strategic Initiatives Manager for HomeStreet Bank from 2010 to present, 8, None.

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting at University of Washington from 1971 to 2008; Professor Emeritus from 2008 to present, 8, None

INTERESTED TRUSTEES AND OTHER OFFICERS

Melodie B. Zakaluk*

601 Union St., Ste. 2801, Seattle, WA 98101 (1965), Trustee, CEO and President, February 2011, Chief Financial Officer, September 2010, Chief Operating Officer of the Investment Adviser, 2008, Managing Director, Russell Investment Group, 1995-2008, 8, None

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Senior Equity Portfolio Manager of the Investment Adviser, 1991

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser, 1996

Lisa M. Thenell*

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, January 2008, Chief Compliance Officer of the Investment Adviser, 2008, Compliance Supervisor of the Investment Adviser from 2003 to 2008

Elisa Enns*

601 Union St., Ste. 2801, Seattle, WA 98101 (1965), Treasurer, May 2013, Director of Fund Finance and Financial Planning of the Investment Adviser, 2011, Strategic Operations Manager, Russell Investment Group, 2007-2010.

Chris E. Kashmerick

2020 E. Financial Way, Ste. 100, Glendora, CA 91741 (1974), Secretary, November 2011, Vice President of Fund Administration at U.S. Bancorp Fund Services, June 2011, Vice President of Fund Accounting and Administration, Huntington Asset Services, 2008-2011, Assistant Vice President of Fund Administration at U.S. Bancorp Fund Services, LLC from 2005-2008

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

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Directory of Funds’ Service Providers

Rainier Funds

March 31, 2014

INVESTMENT ADVISER

Rainier Investment Management, LLC.

601 Union Street, Suite 2801

Seattle, WA 98101

DISTRIBUTOR

Quasar Distributors, LLC

615 E Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul Hastings, LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

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Index Descriptions

The Standard & Poor’s 500 Index® (S&P 500 Index) is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.8 billion to $422.1 billion as of May 31, 2013.

The Russell Midcap® Index is an unmanaged index composed of the equities of companies ranging in value from $1.8 billion to $21.5 billion as of May 31, 2013.

The Russell Midcap® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.8 billion to $20.9 billion as of May 31, 2013.

The Russell 2500™ Index is an unmanaged index composed of the equities of companies ranging in value from $129 million to $8.1

The Russell 2500™ Growth Index is an unmanaged index composed of the equities of companies ranging in value from $129 million to $7.8 billion as of May 31, 2013.

The Balanced Index is computed by the Investment Adviser and consists of 60% S&P 500 Index, 35% Barclays Capital U.S. Intermediate Government/Credit Bond Index and 5% 91-Day U.S. Treasury Bill Index. Actual asset allocation of the Balanced Fund may vary from the Balanced Index.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of all bonds covered by the Barclays Capital U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an

unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is composed of all qualifying securities that represent the High Yield Market, including corporate bonds and distressed securities.

The Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index contains all securities in the Bank of America Merrill Lynch U.S High Yield Master II Index rated BB+ through B.

The Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. Small Cap Net TR is a market capitalization weighted index that is designed to measure the equity market performance of the small cap value segments of developed and emerging markets, excluding the U.S. The index consists of 44 country indices comprising 23 developed and 21 emerging market country indices. All indices are unmanaged.

The Morgan Stanley Capital International (MSCI) EAFE Index is a stock market index designed to measure the equity market performance of developed markets outside the U.S. & Canada.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is designed to measure equity performance in the global emerging markets.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 2801 Seattle, WA 98101

800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

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Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management LLC., the Investment Adviser to the Funds, collect non-public information about you from the following sources:

•	Information we receive from applications or other forms;

•	Information we receive from you through our website or email communication;

•	Information you may give us orally; and

•	Information about your transactions with others or us.

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed upon services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

This document has been included for your reference and is not part of the Annual Report

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RAINIER FUNDS

ANNUAL REPORT - MARCH 31, 2014

LARGE CAP GROWTH EQUITY FUND

RAINIER FUNDS

Large Cap Growth Equity Fund

March 31, 2014

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE RAINIER LARGE CAP GROWTH EQUITY FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Fund Expenses

Rainier Funds

March 31, 2014

EXPENSE EXAMPLE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class and Class A only); and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 3/11/2014 (commencement of operations) and held for the entire period from 3/11/2014 to 3/31/14.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period (20 days). Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed annual rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the annual ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE

LARGE CAP GROWTH EQUITY FUND

	Actual Performance	Hypothetical Performance (5% annual return before expenses)
Beginning Account Value (3/11/14)*	$1,000.00	$1,000.00
Ending Account Value (3/31/14)	$951.40	$1,024.93
Expenses Paid during Period	$0.00**	$0.00

*The Fund commenced operations on March 11, 2014.

**Expenses are equal to the annualized expense ratio (0.00%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (20), then divided by the number of days in the fiscal year (365) to reflect the most recent period end. The amounts do not include the expenses of the Master Fund (See Note 1). If the acquired fund fees of this investment had been included, the expenses paid in the Actual and Hypothetical Performance would have been $0.49 and $4.58, respectively.

Rainier Large Cap Growth Equity Fund

Schedule of Investments

March 31, 2014

INVESTMENT COMPANY (100.0%)	Shares	Value
John Hancock Rainier Growth Equity Fund - Institutional Class	35,903	$970,454

Total Investment Company (Cost $1,020,000)		970,454

TOTAL NET ASSETS (100.0%)		$970,454

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

Rainier Funds

March 31, 2014

LARGE CAP GROWTH EQUITY FUND
ASSETS
Investments in securities, at cost (Note 2)	$1,020,000

Investment in securities, at value (Note 1, 2)	$970,454
Due from Adviser	6,773
Prepaid expenses	3,236

Total Assets	980,463

LIABILITIES
Payables
Due to Investment Adviser (Note 3)	397
Due to Investment Adviser - Offering Costs	3,236
Accrued expenses	6,376

Total Liabilities	10,009

Net assets	$970,454

COMPONENTS OF NET ASSETS
Paid-in capital	$1,020,000
Accumulated undistributed net investment income (loss)	–
Accumulated undistributed net realized gain on investments	–
Net unrealized appreciation (depreciation) on investment	(49,546)

Net assets	$970,454

Institutional shares

Net assets applicable to shares outstanding	$970,454
Shares outstanding	35,903
Net asset value, offering and redemption price per share	$27.03

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

Rainier Funds

For the period ending March 31, 2014*

LARGE CAP GROWTH EQUITY FUND
INVESTMENT INCOME
Income	$–

Expenses
Investment advisory fees (Note 3)	397
Trustee fees (Note 3)	15,000
Audit fees	5,000
Administration fees** (Note 3)	1,370
Offering costs	188
Miscellaneous expense	6

Total expenses	21,961
Less: fees waived and expenses absorbed (Note 3)	(21,961)

Net expenses	–

Net investment income (loss)	–

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on investment	–

Net change in unrealized appreciation/depreciation on investments	(49,546)

Net realized and unrealized gain on investments	(49,546)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,546)

* Commenced operations on March 11, 2014.

**Includes administrator, transfer agent, fund accounting and custody fees.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Rainier Funds

March 31, 2014

March 11, 2014 * through March 31, 2014	LARGE CAP GROWTH EQUITY FUND

INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$–
Net realized gain on investments	–

Net change in unrealized appreciation / depreciation on investments	(49,546)

Decrease in net assets resulting from operations	(49,546)

Distributions to shareholders
From net investment income
Institutional shares	–
From net realized gain on investments sold
Institutional shares	–

Decrease in net assets from distributions	–

Capital share transactions
Proceeds from shares sold
Institutional shares	1,020,000
Proceeds from shares reinvested
Institutional shares	–
Cost of shares redeemed
Institutional shares	–

Net increase from capital share transactions	1,020,000

Net increase in net assets	970,454

NET ASSETS
Beginning of Period	–

End of Period	$970,454

Accumulated undistributed net investment income (loss)	$–

Institutional shares
Shares sold	35,903
Shares issued on reinvestment of distributions	–
Shares redeemed	–

Net decrease in shares outstanding	35,903

* Commencment of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance since inception. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the period

LARGE CAP GROWTH EQUITY FUND -	INSTITUTIONAL SHARES

March 11, 2014* through March 31, 2014

Net asset value, beginning of period	$28.41
Income (loss) from investment operations:
Net investment income	–

Net realized and unrealized gain on investments	(1.38)

Total from investment operations	(1.38)

Less distributions:
From net investment income	–
From net realized gains	–

Total distributions	–

Net asset value, end of period	$27.03

Total return	(4.86%)

Ratios/supplemental data:
Net assets, end of period (in millions)	$1.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	5.61%+‡
After fees waived and expenses absorbed	0.00%+‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.00%+‡

Portfolio turnover rate	0.00%

*	Commenced operations on March 11, 2014.
+	Annualized, except audit and trustee fees.
‡	Ratios do not reflect the acquired fund fees of the Master Fund. (See Note 1) If included, the ratio of expenses before and after waiver would be 6.52% and 0.91%, respectively, and the ratio of net investment income (loss) would be (0.91%).

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Rainier Funds

March 31, 2014

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of eight separate series, one of which, the Large Cap Growth Equity Fund (the “Fund”) is included herein. The Fund began operations on March 11, 2014.

The Fund seeks to maximize long-term capital appreciation. As of the date hereof, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the John Hancock Select Growth Fund, formerly the John Hancock Rainier Growth Fund (the “Master Fund”). As of the date hereof, the Master Fund has the same investment objective and follows an investment strategy that is substantially similar to that of the fund. Rainier Investment Management, LLC (“Rainier” or the “Investment Adviser”) serves as the adviser to the Fund and as the discretionary investment sub-adviser to the Master Fund. The Fund held 0.10% of the Master Fund on March 31, 2014.

On April 2, 2014 the Fund redeemed its holding in the Master Fund and began to invest directly in equity securities in pursuit of the Fund’s investment objective. Effective April 17, 2014, Rainier no longer serves as the discretionary investment sub-adviser to the Master Fund, and therefore no longer intends to invest in the Master Fund.

The Fund offers one class of shares: Institutional Shares. The Trust is authorized to issue an unlimited number of shares of the Institutional Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies. For a description of the significant accounting policies of the Master Fund, please refer to Note 2 of the Master Fund’s annual report for the period ended March 31, 2014, available at www.jhinvestments.com/Fund/FundResources.aspx.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Fund, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser’s Pricing Committee (the “Pricing Committee”) pursuant to the Trust’s Security Valuation Policy. When market quotations are not available, deemed not suitable or a significant event has occurred, securities shall be fair valued by the Pricing Committee in accordance with the Security Valuation Policy. Pricing vendors may be unwilling or unable to obtain prices for certain securities or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended and securities traded in certain foreign markets may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Pricing Committee and is defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. No one may change or authorize a change in a security price or otherwise deviate from the Security Valuation Policy without first obtaining approval from the Pricing Committee. The Board’s Fair Value Committee monitors and reviews the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and makes determinations as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments, and there is no single standard for determining fair value.

As of March 31, 2014, the Fund’s only holding was the Master Fund. As an investment company, it is valued at the Net Asset Value (“NAV”) as determined each day the national securities markets are open. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex- dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method.

Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Fund. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the period ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Fund did not incur any interest or tax penalties. The Fund did not have any open tax years prior to March 31, 2014.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

F) Subsequent Events. Accounting standards require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non- recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On April 2, 2014, the Fund redeemed its holding in the Master Fund and began to invest directly in equity securities in pursuit of the Fund’s investment objective. At that time, the Adviser began to charge its investment advisory fee of 0.73% of average daily net assets and to voluntarily reimburse expenses to the extent necessary so that the ratio of operating expenses to average daily net assets, excluding acquired fund fees and expenses (indirect expenses resulting from investment in other investment companies), interest, taxes, brokerage commissions, extraordinary expenses and sales charges, would not exceed 0.91%.

G) Line of Credit. During the year ended March 31, 2014, the Trust held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. The Fund did not borrow under the line of credit during the period ended March 31, 2014.

NOTE 3. COMMITMENTS, OTHER RELATED-PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Fund, has entered into an investment management agreement with Rainier. Under the terms of the agreement, the Fund will pay an investment advisory fee of 0.73% of average daily net assets. During the period ended March 31, 2014, the Investment Adviser waived its advisory fee from the Fund because the Investment Adviser is compensated at the Master Fund level. Consequently, each investor in the Fund will indirectly bear his or her proportionate share of the advisory fee through in the Funds’ investment in the Master Fund.

B) Expense Cap. To the extent the Fund invests substantially all of its assets in the Master Fund, the Investment Adviser has voluntarily committed to reimburse all the operating expenses so the effective expense ratio of the Fund is 0.00%.

C) Omnibus Fee Agreement. The Trust, on behalf of the Fund, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant. For these services, the Adviser pays a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion

The Trust will be subject to an annual minimum fee of $650,000. The Fund currently is also subject to a $25,000 per Fund annual minimum.

D) Other Related Parties. Certain officers and Trustees of the Fund are also officers and/or directors of the Investment Adviser and are not compensated by the Trust for their services to the Trust. The Independent Trustees were paid $248,000 in aggregate for their services and reimbursed for travel expenses during the year ended March 31, 2014. On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect a value of the investment elections. The Funds recognize the deferred compensation and the change in the value of the recordkeeping accounts as Trustee expense.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the year ended March 31, 2014, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Growth Equity	$1,020,000	$-

There were no purchases or sales of U.S. government securities by the Large Cap Growth Equity Fund.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS AT MARCH 31, 2014

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy.

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage- related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rate, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments based on the major classification in the Schedules of Investments as of March 31, 2014:

	Level 1	Level 2	Level 3	Total

Investment Company	$970,454	$—	$—	$970,454
Total Investments	$970,454	$—	$—	$970,454

NOTE 6. INCOME TAXES

As of March 31, 2014, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

Large Cap Growth Equity Fund
Cost of investments for tax purposes	$1,020,000

Gross tax unrealized appreciation	–
Gross tax unrealized depreciation	(49,546)

Net tax unrealized appreciation on investments	(49,546)

Undistributed ordinary income	–
Undistributed long-term capital gains	–
Other accumulated earnings	–

Total accumulated earnings	$–

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These classifications have no effect on net assets or net asset value per share.

There were no reclassifications made for the period ended March 31, 2014.

As of March 31, 2014, the Fund has no capital loss carry forward amounts (“CLCFs”). CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and can be carried forward indefinitely.

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year.

Large Cap Growth Equity Fund

Capital Loss Carryovers - 2018	–

Post-October Losses	–

Late Year Ordinary Losses	–

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

The tax components of distributions paid during the period ended March 31, 2014, were as follows:

Year ended March 31, 2014
	Ordinary Income	Long-Term Capital Gain
Large Cap Growth Equity Fund	–	–

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Fund’s Large Cap Growth Equity Fund:

We have audited the accompanying statement of assets and liabilities of Rainier Investment Management Mutual Fund’s Large Cap Growth Equity Fund (the “Fund”), including the schedule of investments, as of March 31, 2014, and the related statements of operations, changes in net assets, and the financial highlights for the period from March 11, 2014 (commencement of operations) through March 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 11, 2014 (commencement of operations) through March 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 30, 2014

General Information

Rainier Funds

March 31, 2014

PROXY VOTING POLICIES AND PROCEDURES

You may obtain the Fund’s Proxy Voting Policy and guidelines and the Fund’s voting records, without charge, upon request by contacting the Fund directly at 1-800-248-6314, or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund’s Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

BOARD CONSIDERATION OF APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Approval of Investment Advisory Agreement for the Large Cap Growth Equity Fund

At a meeting of the Board of Trustees held on March 7, 2014, with all of the independent trustees present, the Board unanimously approved the Management Agreement (the “Management Agreement”) between the Trust and Rainier Investment Management, LLC (the “Adviser”) with respect to the Rainier Large Cap Growth Equity Fund (the “Fund”) for an initial term of up to 90 days (or the earlier renewal of the Management Agreement by the Board of a longer term at its regular contract renewal meeting), starting on the effective date of the Management Agreement with respect to that new Fund.

In considering whether to approve the Management Agreement with respect to the Fund, the Board (including the independent trustees) considered and discussed information prepared by the Adviser at the Board’s request. This information detailed data on fees and expenses for a mutual fund investment company with the same investment objective and strategies for which the Adviser currently serves as an investment sub-adviser. In reaching their determinations relating to the approval of the Management Agreement with respect to the Fund, the trustees considered all the information and factors they believed relevant, including the factors discussed below.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors.

Nature, extent and quality of services provided by the Adviser

The Adviser, its personnel and its resources. The Board considered the depth and quality of the Adviser’s proposed investment management process, including its methodology; the experience, capability and integrity of its senior management and other personnel; and the overall stability of its organization. The Board discussed the quality of the proposed services to be provided by the Adviser and noted the extensive investment experience of the proposed portfolio management personnel. Importantly, the Board noted the similarity of the Fund to another mutual fund for which the Adviser currently serves as the investment sub-adviser, and into which the Fund is expected to invest exclusively for so long as the Adviser serves as the investment sub-adviser to that other mutual fund.

Other Services. The Board previously considered the Adviser’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; the Adviser’s oversight of the Trust’s other service providers; and the Adviser’s commitment to providing ongoing communication to the Board and to the Fund’s shareholders regarding investment performance and other pertinent information.

The Board concluded that the nature, extent and quality of the services expected to be provided by the Adviser should benefit the Fund and its potential shareholders.

Investment Performance

The Board noted and discussed the Adviser’s investment performance record with respect to its management of a mutual fund that formerly existed as a series of the Trust, which used a substantially similar investment strategy, and that was later reorganized into a new mutual fund within a separate mutual fund complex while retaining the Adviser as its investment sub-adviser. The Board recognized that the Adviser’s performance record with respect to that other mutual fund represented periods of performance that exceeded and fell short of applicable peer group averages at various times. Overall, the Board concluded that the Adviser has the potential to generate a satisfactory investment performance record for the Fund.

Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses proposed for the Fund and considered the full waiver of fees and expenses for the Fund during the period it remains invested in another mutual fund sub-advised by the Adviser using the same principal strategies. The Board observed that the Fund’s proposed advisory fee would be the same as the advisory fee for an existing mutual fund sub-advised by the Adviser.

The Board concluded that the proposed investment advisory fee was reasonable and that because the Adviser had committed that it would limit the overall expenses of the Fund, the total expenses of the Fund would be fair and reasonable.

Advisor’s Costs, Level of Profits and Economies of Scale

The Board discussed the Adviser’s costs of providing the proposed services to the Fund. The Trustees noted that because the Adviser intended to initially accept only internal shareholders with selected external investors, it was unlikely that the Adviser would experience any profits in the first few years of the Fund’s operations. The Board noted that the Fund would benefit from economies of scale as certain Trust level expenses are allocated on a pro-rata basis across all funds in the Trust.

Ancillary Benefits

The Board noted that because of the size of the Fund, there would be no material or significant fall-out benefits available to the Adviser identified by the Board.

Conclusions

Based on its review, including consideration of each of the factors referred to above, the Board concluded that the proposed Management Agreement is fair and reasonable to the Fund and its potential shareholders and that the Fund’s shareholders should receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

Trustee and Officer Information

Rainier Funds

March 31, 2014

The following list is provided in this order: name; address; year of birth; position(s) held with Trust and date initially elected or appointed+; principal occupation(s) during the past five years; number of Portfolios in Fund complex overseen (for Trustees); and other directorships held (for Trustees). The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101; 1946; Trustee, March 1994; Private Investor and Consultant since 2014, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials) from 2003 to 2014; 8; None

Joan Enticknap

601 Union St., Ste. 2801, Seattle, WA 98101; 1950; Trustee, November 2012, Strategic Initiatives Manager for HomeStreet Bank since 2010, President and COO of HomeStreet Bank from 2001 to 2010; 8; None

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101; 1944; Trustee, March 1994; Professor Emeritus at University of Washington since 2008, Professor of Accounting at University of Washington from 1971 to 2008; 8; None

INTERESTED TRUSTEE AND OTHER OFFICERS

Melodie B. Zakaluk*

601 Union St., Ste. 2801, Seattle, WA 98101; 1965; Trustee, CEO and President, February 2011; Chief Financial Officer and Chief Operating Officer of the Investment Adviser since September 2010 and 2008, respectively, Managing Director, Russell Investment Group from 1995 to 2008; 8; None

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101; 1952; Vice President, January 1994; Senior Equity Portfolio Manager of the Investment Adviser since 1991, Chief Investment Officer of the Investment Adviser from 1991 to 2013

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101; 1956; Vice President, June 2004; Chief Investment Officer and Senior Equity Portfolio Manager of the Investment Adviser since 2013 and 1996, respectively

Lisa M. Thenell*

601 Union St., Ste. 2801, Seattle, WA 98101; 1967; Chief Compliance Officer and AML Compliance Officer, January 2008; Chief Compliance Officer of the Investment Adviser since 2008

Elisa Enns*

601 Union St., Ste. 2801, Seattle, WA 98101; 1965; Treasurer, May 2013; Director of Fund Finance and Financial Planning of the Investment Adviser since 2011, Strategic Operations Manager, Russell Investment Group from 2007 to 2010

Chris E. Kashmerick

2020 E. Financial Way, Ste. 100, Glendora, CA 91741; 1974; Secretary, November 2011; Vice President of Fund Administration at U.S. Bancorp Fund Services since June 2011, Vice President of Fund Accounting and Administration at Huntington Asset Services from 2008 to 2011

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

Directory of Fund’s Service Providers

Rainier Funds

March 31, 2014

INVESTMENT ADVISER

Rainier Investment Management, LLC

601 Union Street, Suite 2801

Seattle, WA 98101

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul Hastings, LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

601 Union Street, Suite 2801 Seattle, WA 98101

800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management, LLC, the Investment Adviser to the Funds, collect non-public information about you from the following sources:

•	Information we receive from applications or other forms;

•	Information we receive from you through our website or email communication;

•	Information you may give us orally; and

•	Information about your transactions with others or us.

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed upon services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

This document has been included for your reference and is not part of the Annual Report

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

RA-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant during the last two year fiscal years ended March 31, 2014 and 2013. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2014	FYE 03/31/2013
Audit Fees	$168,748	$155,950
Audit-Related Fees	None	None
Tax Fees	$22,975	$22,820
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte and Touche, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2014	FYE 03/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2014	FYE 03/31/2013
Registrant	$22,975	$22,820
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rainier Investment Management Mutual Funds

By	/s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, and Chief Financial Officer

Date	5/30/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Rainier Investment Management Mutual Funds

By	/s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, and Chief Financial Officer

Date	5/30/14